President's
Message
                                                            John J. Palmer Photo

Dear Investor:

First, I want to thank you for being a shareholder of ONE Fund. All of us here appreciate your support.
  In the seven years since its founding, ONE Fund has remained committed to serving its shareholders through adherence to fundamental investment principles -- careful selection and consistent professional management. We are pleased, therefore, to provide you with an update of ONE Fund's performance and investment activity for the year ending June 30, 1999.

New portfolios
Starting January 1999, we were pleased to introduce Federated Global Investment Management Corp., as subadvisor of the International and Global Contrarian portfolios of the ONE Fund. They replaced Societe Generale as the subadviser for the funds. Federated Global Investment Management is part of Pittsburgh-based Federated Investors, an investment manager founded in 1955 which now has more than $110 billion in managed assets.

Also this year:
- The Board of Directors approved a plan of merger in which the Global Contrarian Portfolio will be merged into the International Portfolio and the Tax-Free Income Portfolio will be merged into the Income portfolio. These plans must be approved by shareholders.

  We already see steady gains in overall performance from these strategies. And, to help our clients continue to pursue investment diversification, plans are well underway to provide additional investment options for shareholders later this year.

The importance of diversification
For all investors, it's important to continue to emphasize the value of diversification. As a company, we certainly do not recommend investing solely in the "style of the moment" or basing investment decisions strictly on market timing. We remain dedicated to staying in step with -- and in some cases, even ahead of -- other mutual fund and financial service providers when it comes to improving our investment selections. We've always kept a strong focus on providing our clients with diversified and innovative portfolio choices, and we will continue this progress in the coming year.

The market in general
While the past year was one of unusual volatility for the stock market, we continue to enjoy an economic climate growing at a solid clip, low unemployment, modest interest rates, subdued inflation and stable corporate earnings.
  The second quarter of 1999 has proven to be just as interesting as the first. April began with a strong price increase in the value of downtrodden cyclical stocks as superior earnings were announced for these companies. Value investing was back in style and money began to flow into the mid- and small-cap sectors of the market.
  May proved to be relatively flat as investors began to worry about inflation and the prospect of the Fed tightening the monetary supply. Small caps advanced slightly, mid-caps were flat and large-caps were slightly down. NASDAQ stocks did not have a good month and some internet IPOs actually held below the stratosphere as investors' concern for real earnings began to show.
  During June, all of the major indices were up with the NASDAQ leading the way at +11.4 percent, followed by DJIA up 6.2 percent, and the S&P 500 up 3.7 percent. The month also continued a broadening of the market as small- and mid-cap stocks performed well versus the larger stocks.
  Looking into the future what can we expect based on the first six months of 1999? It seems clear that the volatility experienced in 1998 continued into this year. Fears of higher interest rates, renewed inflation and a potential downturn in the market are keeping investors focused on every piece of news regarding their investments which in turn leads to quick reactions every time either good or bad investment news is reported.
  It is equally clear that while investors are still enamored of the domestic stock market, there seems to be a renewed interest in companies outside the large-cap growth sector. Whether this signals a shift in market leadership is too soon to tell, but it does bode well for the overall health of the domestic stock market.

In Closing

Information on your investments is contained in the following pages. Please contact your registered representative for additional information on the investment opportunities available in ONE Fund. As your needs change over time, he or she stands ready to serve you.
  Thank you again for the confidence you have placed in ONE Fund as you pursue your wealth-building endeavors. Be assured that we will make every effort to continue to merit that confidence.

Best regards,

/s/ JOHN J. PALMER

John J. Palmer

--------------------------------------------------------------------------------

Directors & Officers of ONE Fund, Inc.

John J. Palmer, President and Director
Ronald L. Benedict, Secretary and Director
George E. Castrucci, Director
Ross Love, Director
George M. Vredeveld, Director
Thomas A. Barefield, Vice President
Joseph P. Brom, Vice President
Michael A. Boedeker, Vice President
Stephen T. Williams, Vice President
Dennis R. Taney, Treasurer
Marcus L. Collins, Assistant Secretary
William J. Hilbert, Jr., Compliance Director and Assistant Treasurer

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus of ONE Fund, Inc. For a prospectus containing more complete information, including charges and expenses, please contact Ohio National Equities, Inc. (Member NASD/SIPC) One Financial Way, Cincinnati, Ohio 45242, telephone 513.794.6100. 8/99

ONE FUND, INC.
MONEY MARKET PORTFOLIO

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 1999

  FACE                                              MARKET
 AMOUNT              SHORT-TERM NOTES                VALUE
-------------------------------------------------------------
           AUTOMOTIVE & RELATED (10.5%)
$647,000   American Honda Finance 5.030%
            07/30/99............................  $   644,378
 622,000   Ford Motor Credit 4.980% 07/21/99....      620,279
 505,000   General Motors Acceptance Corp.
            4.970% 08/24/99.....................      501,235
                                                  -----------
                                                    1,765,892
                                                  -----------
           CHEMICALS (5.7%)
 543,000   Dupont E.I. De Nemours Co. 4.880%
            08/16/99............................      539,614
 415,000   Great Lakes Chemicals 4.830%
            07/19/99............................      413,998
                                                  -----------
                                                      953,612
                                                  -----------
           COMPUTER & RELATED (3.7%)
 624,000   IBM Credit Corp. 4.940% 08/11/99.....      620,489
                                                  -----------
           CONSUMER PRODUCTS (15.6%)
 648,000   American Home Products 4.780%
            07/08/99............................      647,398
 549,000   Eastman Kodak 4.880% 08/09/99........      546,098
 420,000   Fortune Brands 4.780% 07/06/99.......      419,721
 512,000   Procter & Gamble 4.920% 07/13/99.....      511,160
 500,000   Stanley Works 4.900% 07/28/99........      498,163
                                                  -----------
                                                    2,622,540
                                                  -----------
           ELECTRICAL EQUIPMENT (6.5%)
 532,000   Avnet Inc. 5.800% 07/01/99...........      532,000
 553,000   Eaton Corp. 4.830% 07/16/99..........      551,887
                                                  -----------
                                                    1,083,887
                                                  -----------
           FINANCE (23.7%)
 584,000   Allmerica Financial Corp. 5.000%
            08/17/99............................      580,188
 444,000   American General Finance Co. 5.170%
            08/27/99............................      440,366
 489,000   Associates Corp. 4.900% 07/15/99.....      488,068
 727,000   CIT Capital 4.890% 07/22/99..........      724,926
 600,000   G.E. Capital 4.810% 08/02/99.........      597,435
 544,000   Household Finance 4.910% 08/05/99....      541,403
 605,000   USAA Capital Corp. 4.780% 07/20/99...      603,474
                                                  -----------
                                                    3,975,860
                                                  -----------

  FACE                                              MARKET
 AMOUNT              SHORT-TERM NOTES                VALUE
-------------------------------------------------------------
           FOOD & RELATED (3.1%)
$522,000   Coca Cola Co. 4.800% 07/02/99........  $   521,931
                                                  -----------
           INDUSTRIAL (6.4%)
 570,000   Fluor Corp. 4.790% 07/16/99..........      569,393
 503,000   Monsanto Co. 4.920% 07/26/99.........      501,281
                                                  -----------
                                                    1,070,674
                                                  -----------
           INSURANCE SERVICES (2.3%)
 388,000   Prudential Funding 5.040% 08/13/99...      385,664
                                                  -----------
           MACHINERY & EQUIPMENT (3.6%)
 604,000   John Deere Capital Corp. 4.800%
            07/12/99............................      603,114
                                                  -----------
           OIL, ENERGY & NATURAL GAS (7.1%)
 533,000   Consolidated Natural Gas 5.180%
            08/30/99............................      528,399
 669,000   Questar Corp. 5.030% 08/03/99........      665,915
                                                  -----------
                                                    1,194,314
                                                  -----------
           UTILITIES (11.7%)
 545,000   Cleco Corp. 4.820% 07/07/99..........      544,562
 597,000   Dayton Power & Light 5.140%
            07/27/99............................      594,784
 815,000   PP&L Capital Funding 5.250%
            07/14/99............................      813,455
                                                  -----------
                                                    1,952,801
                                                  -----------
           TOTAL HOLDINGS (99.9%)
            (COST $16,750,778) (A)..............  $16,750,778
                                                  -----------
           CASH & RECEIVABLES, NET OF
            LIABILITIES (0.1%)..................       14,863
                                                  -----------
           TOTAL NET ASSETS (100.0%)............  $16,765,641
                                                  ===========

---------------

(a) Also represents cost for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
MONEY MARKET PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                                   June 30, 1999

Assets:
  Investments in securities at amortized
    cost (note 1)...........................  $16,750,778
  Cash in bank..............................          213
  Receivable for fund shares sold...........       93,993
  Other.....................................        2,897
                                              -----------
    Total assets............................   16,847,881
                                              -----------
Liabilities:
  Payable for fund shares redeemed..........       30,497
  Payable for investment management services
    (note 3)................................        2,058
  Accrued 12b-1 fees (note 6)...............        5,723
  Other accrued expenses....................       23,648
  Dividends payable.........................       20,314
                                              -----------
    Total liabilities.......................       82,240
                                              -----------
Net assets..................................  $16,765,641
                                              ===========
Net assets consist of:
  Par value, $.001 per share................  $    16,766
  Paid-in capital in excess of par value....   16,748,875
                                              -----------
Net assets..................................  $16,765,641
                                              ===========
Shares outstanding..........................   16,765,641
Net asset value per share...................  $      1.00
                                              ===========
Maximum offering price per share............  $      1.00
                                              ===========

 STATEMENT OF OPERATIONS

                                                    For Year Ended June 30, 1999

Investment income:
  Interest..................................  $   878,465
                                              -----------
Expenses:
  Management fees (note 3)..................       50,298
  12b-1 fees (note 6).......................       25,149
  Custodian fees (note 3)...................        5,299
  Directors' fees (note 3)..................        2,862
  Professional fees.........................        9,984
  Transfer agent and accounting fees........       59,539
  Filing fees...............................       13,501
  Printing, proxy and postage fees..........        4,848
  Other.....................................        1,264
                                              -----------
    Total expenses..........................      172,744
    Less expenses voluntarily reduced or
      reimbursed (note 3)...................      (25,149)
                                              -----------
    Net expenses............................      147,595
                                              -----------
    Net investment income...................      730,870
                                              -----------
    Net increase in net assets from
      operations............................  $   730,870
                                              ===========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
MONEY MARKET PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                               YEAR ENDED      YEAR ENDED
                                                              JUNE 30, 1999   JUNE 30, 1998
                                                              -------------   -------------
From operations:
  Net investment income.....................................  $    730,870    $    724,318
                                                              ------------    ------------
      Net increase in assets from operations................       730,870         724,318
                                                              ------------    ------------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................      (730,870)       (724,318)
                                                              ------------    ------------
From capital share transactions (note 4):
  Received from shares sold.................................    21,575,304      21,996,755
  Received from dividends reinvested........................       485,752         455,744
  Paid for shares redeemed..................................   (21,656,382)    (20,456,024)
                                                              ------------    ------------
      Increase in net assets derived from capital share
       transactions.........................................       404,674       1,996,475
                                                              ------------    ------------
         Increase in net assets.............................       404,674       1,996,475
                                                              ------------    ------------
Net Assets:
  Beginning of period.......................................    16,360,967      14,364,492
                                                              ------------    ------------
  End of period.............................................  $ 16,765,641    $ 16,360,967
                                                              ============    ============

 FINANCIAL HIGHLIGHTS

                                                                             YEARS ENDED JUNE 30
                                                              --------------------------------------------------
                                                               1999       1998       1997       1996       1995
                                                              ------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................  $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
Income from investment operations:
  Net investment income.....................................    0.04       0.05       0.05       0.05       0.05
Less distributions:
  Dividends from net investment income......................   (0.04)     (0.05)     (0.05)     (0.05)     (0.05)
                                                              ------     ------     ------     ------     ------
Net asset value, end of period..............................  $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                                              ======     ======     ======     ======     ======
Total return................................................    4.44%      4.87%      4.77%      5.18%      5.06%
Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (a):
  Expenses..................................................    0.88%      0.88%      0.80%      0.57%      0.51%
  Net investment income.....................................    4.36%      4.81%      4.71%      5.14%      4.99%
Ratios assuming no fees waived or reimbursed by advisor:
  Expenses..................................................    1.03%      1.03%      1.04%      0.87%      0.81%
  Net investment income.....................................    4.21%      4.66%      4.47%      4.84%      4.69%
Net assets at end of period (millions)......................  $ 16.8     $ 16.4     $ 14.4     $ 15.8     $ 14.1

---------------

(a) The advisor has elected to waive management fees equal to 0.15% of average net assets for the Money Market portfolio, but it may cease that waiver, in whole or in part, without prior notice.

   The accompanying notes are an integral part of these financial statements.

TAX-FREE INCOME PORTFOLIO

ONE FUND, INC.

 OBJECTIVE

To provide high current income exempt from federal income taxes. Preservation of capital is a secondary objective. Normally, at least 85% of the assets of this portfolio will be invested in investment grade municipal securities.

 PERFORMANCE AS OF JUNE 30, 1999

AVERAGE ANNUAL TOTAL RETURNS:

                           Without        With max.
                         sales charge    sales charge
One-year                     0.97%          (2.06)%
Three-year                   4.81%           3.75%
Since inception
  (11/1/94)                  6.70%           6.00%

The maximum sales charge is 3%. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor is currently waiving fees of
 .15% for this portfolio. Had the fees not been waived, returns would have been lower.

 COMMENTS

ONE FUND TAX-FREE INCOME PORTFOLIO

The Tax-Free Fund has lagged its benchmark, the Lehman Tax Free Intermediate Bond Index for the six months and twelve months ended June 30, 1999. For six months we lagged -1.66% to -1.01% and for 12 months .97% to 2.83%. Our comparisons have suffered previously from the fact that our portfolio has a somewhat longer maturity profile than the index and increases in interest rate levels over the past year have impacted our market value more negatively. We do feel with the economy expected to slow somewhat in the second half of 1999, interest rates may be more stable and our performance should improve versus the index.
 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                         TAX-FREE INCOME PORTFOLIO (WITH MAX.
                                                         SALES CHARGE)|(COMMENCED OPERATIONS    LEHMAN BROS. MUNICIPAL BOND INDEX
                                                                  NOVEMBER 1, 1994)                       -INTERMEDIATE
                                                         ------------------------------------   ---------------------------------
                                                                        9,700.00                             10,000.00
'94                                                                     9,860.00                             10,264.00
                                                                       10,690.00                             11,248.00
'95                                                                    11,480.00                             11,834.00
                                                                       11,400.00                             11,810.00
'96                                                                    11,930.00                             12,314.00
                                                                       12,290.00                             12,662.00
'97                                                                    12,950.00                             13,398.00
                                                                       13,003.00                             13,758.00
'98                                                                    13,352.00                             14,267.00
                                                                       13,130.00                             14,139.00

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF JUNE 30, 1999

                                         % of Portfolio
 1.  Washington St Pub Pwr Sup Sys
     Nuclear                                  4.54
 2.  Chicago Illinois Midway Airport          4.37
 3.  North Carolina Med Care Commn
     Healthcare                               4.15
 4.  New York St Med Care Facs Fin Agy
     Rev                                      4.11
 5.  Metropolitan Atlanta Rapid Tran
     Auth                                     4.10
 6.  Pennsylvania Intergvt Coop Auth
     Spl Tax                                  4.07
 7.  Nevada State Gen Oblig                   4.01
 8.  Richland Cnty South Carolina Poll
     Ctl                                      3.91
 9.  Matagorda Cnty Texas Nav Dist No
     1                                        3.91
10.  Clark Cnty Nevada School District        3.89

 TOP 5 CATEGORIES AS OF JUNE 30, 1999

                                       % of Portfolio
1. Power Revenue                           18.41
2. Hospital Revenue                        18.29
3. Insured                                 16.06
4. Pollution Control & Industrial
  Revenue                                  11.27
5. General Obligation                      11.18

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
TAX-FREE INCOME PORTFOLIO

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 1999

  FACE                                               MARKET
 AMOUNT               MUNICIPAL BONDS                VALUE
-------------------------------------------------------------
           AIRPORT REVENUE (7.8%)
$300,000   Chicago Illinois Midway Airport 5.500%
            01/01/29.............................  $  298,914
 250,000   Chicago Illinois O'Hare Intl Airport
            5.000% 01/01/13......................     240,153
                                                   ----------
                                                      539,067
                                                   ----------
           CONVENTION COMPLEX & HOSPITALITY FACILITIES (3.0%)
 200,000   Metropolitan Pier & Exp ILL Hosp Facs
            6.250% 07/01/17......................     209,454
                                                   ----------
           GENERAL OBLIGATION BONDS (11.2%)
 100,000   Clairborne County Mississippi 7.300%
            05/01/25.............................     104,368
 150,000   Commonwealth of Puerto Rico 5.500%
            07/01/17.............................     152,180
 250,000   Nevada State 6.600% 12/01/13..........     273,860
 250,000   State of Washington 5.000% 05/01/17...     239,590
                                                   ----------
                                                      769,998
                                                   ----------
           HOSPITAL REVENUE (18.2%)
 250,000   Hawaii Department of Budget 6.000%
            07/01/20.............................     258,872
 250,000   Maricopa Cnty Arizona Indl Dev 5.250%
            11/15/37.............................     241,390
 250,000   Massachusetts St Health & Edl Facs
            6.200% 10/01/16......................     264,647
 300,000   North Carolina Medical Care Comm
            Healthcare Facs 5.250% 05/01/26......     283,302
 200,000   Wisconsin St Health & Edl Facs 6.125%
            11/15/15.............................     211,652
                                                   ----------
                                                    1,259,863
                                                   ----------
           HOUSING REVENUE (2.3%)
 150,000   Alaska St Housing Fin Corp 5.875%
            12/01/24.............................     155,687
                                                   ----------
           INSURED BONDS (16.1%)
 250,000   Matagorde Cnty Texas Nav Dist #1
            6.700% 03/01/27 (AMBAC)..............     266,965
 250,000   Metropolitan Atlanta Rapid Trans
            6.800% 07/01/14 (MBIA)...............     280,163
 250,000   New York State Med Care Facs 6.750%
            08/15/14 (AMBAC).....................     281,090
 250,000   Pennsylvania Intergvt Coop 6.750%
            06/15/21 (FGIC)......................     278,347
                                                   ----------
                                                    1,106,565
                                                   ----------

  FACE                                               MARKET
 AMOUNT               MUNICIPAL BONDS                VALUE
-------------------------------------------------------------
           POLLUTION CONTROL & INDUSTRIAL REVENUE (11.3%)
$250,000   Lawrenceburg, Indiana 5.900%
            11/01/19.............................  $  251,063
 250,000   Richland County, S Carolina 6.550%
            11/01/20.............................     266,987
 250,000   West Feliciana, Louisiana 8.000%
            12/01/24.............................     258,315
                                                   ----------
                                                      776,365
                                                   ----------
           POWER REVENUE (18.4%)
 250,000   Jacksonville Florida Electric 5.500%
            10/01/14.............................     252,760
 250,000   N Carolina Eastern Power System 6.000%
            01/01/22.............................     253,248
 250,000   Salt River Arizona Project Power
            5.000% 01/01/13......................     246,502
 200,000   Southern California Public Power
            6.000% 07/01/18......................     205,274
 300,000   Washington St Pub Pwr Sys Nuclear
            5.700% 07/01/12......................     310,173
                                                   ----------
                                                    1,267,957
                                                   ----------
           SCHOOL REVENUE (3.9%)
 250,000   Clark Cnty Nevada School District
            7.000% 06/01/09......................     265,972
                                                   ----------
           TRANSPORTATION REVENUE (3.2%)
 250,000   Central Pudget Sound RTA Washington
            4.750% 02/01/28......................     221,650
                                                   ----------
           WATER REVENUE (3.7%)
 250,000   Metropolitan Water District of S.
            California 5.500% 07/01/13...........     253,760
                                                   ----------
           TOTAL MUNICIPAL BONDS (99.1%) (COST
            $6,267,256)..........................  $6,826,338
                                                   ----------
           TOTAL HOLDINGS (99.1%)
            (COST $6,267,256) (A)................  $6,826,338
                                                   ----------
           CASH & RECEIVABLES,
            NET OF LIABILITIES (0.9%)............      61,845
                                                   ----------
           TOTAL NET ASSETS (100.0%).............  $6,888,183
                                                   ==========

---------------

(a) Also represents cost for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
TAX-FREE INCOME PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                                   June 30, 1999

Assets:
  Investments in securities at market value
    (note 1) (Cost $6,267,256)...............  $6,826,338
  Dividends & accrued interest receivable....     111,035
  Deferred organizational expenses (note
    1).......................................         176
  Other......................................       1,654
                                               ----------
    Total assets.............................   6,939,203
                                               ----------
Liabilities:
  Payable for investment management services
    (note 3).................................       2,820
  Accrued 12b-1 fees (note 6)................       4,253
  Other accrued expenses.....................      19,510
  Dividends payable..........................      24,437
                                               ----------
    Total liabilities........................      51,020
                                               ----------
Net assets at market value...................  $6,888,183
                                               ==========
Net assets consist of:
  Par value, $.001 per share.................  $      632
  Paid-in capital in excess of par value.....   6,439,701
  Accumulated undistributed net realized loss
    on investments...........................    (111,345)
  Net unrealized appreciation on
    investments..............................     559,082
  Undistributed net investment income........         113
                                               ----------
Net assets at market value...................  $6,888,183
                                               ==========
Shares outstanding...........................     632,397
Net asset value per share....................  $    10.89
                                               ==========
Maximum offering price per share
  ($10.89/97%)...............................  $    11.23
                                               ==========

 STATEMENT OF OPERATIONS

                                                    For Year Ended June 30, 1999

Investment income:
  Interest...................................  $  408,845
                                               ----------
Expenses:
  Management fees (note 3)...................      43,382
  12b-1 fees (note 6)........................      18,120
  Custodian fees (note 3)....................       4,906
  Directors' fees (note 3)...................       1,275
  Professional fees..........................       4,437
  Transfer agent & accounting fees...........      33,918
  Filing fees................................       8,153
  Printing, proxy and postage fees...........       2,211
  Organizational expense (note 1)............         573
  Other......................................         185
                                               ----------
    Total expenses...........................     117,160
    Less expenses voluntarily reduced or
      reimbursed (note 3)....................     (10,766)
                                               ----------
    Net expenses.............................     106,394
                                               ----------
    Net investment income....................     302,451
                                               ----------
Unrealized loss on investments:
  Net decrease in unrealized appreciation on
    investments..............................    (222,407)
                                               ----------
      Net loss on investments................    (222,407)
                                               ----------
      Net increase in net assets from
         operations..........................  $   80,044
                                               ==========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
TAX-FREE INCOME PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                               YEAR ENDED      YEAR ENDED
                                                              JUNE 30, 1999   JUNE 30, 1998
                                                              -------------   -------------
From operations:
  Net investment income.....................................   $  302,451      $  305,219
  Realized loss on investments..............................            0        (100,005)
  Unrealized gain (loss) on investments.....................     (222,407)        186,945
                                                               ----------      ----------
      Net increase in assets from operations................       80,044         392,159
                                                               ----------      ----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................     (302,451)       (305,219)
                                                               ----------      ----------
From capital share transactions (note 4):
  Received from shares sold.................................      303,312         457,036
  Received from dividends reinvested........................       36,968          32,007
  Paid for shares redeemed..................................     (399,472)       (232,821)
                                                               ----------      ----------
      Increase (decrease) in net assets derived from capital
       share transactions...................................      (59,192)        256,222
                                                               ----------      ----------
         Increase (decrease) in net assets..................     (281,599)        343,162
                                                               ----------      ----------
Net Assets:
  Beginning of period.......................................    7,169,782       6,826,620
                                                               ----------      ----------
  End of period.............................................   $6,888,183      $7,169,782
                                                               ==========      ==========
  Includes undistributed net investment income of...........   $      113      $      113
                                                               ==========      ==========

 FINANCIAL HIGHLIGHTS

                                                                        YEAR ENDED JUNE 30,               11-1-94
                                                              ---------------------------------------        TO
                                                               1999       1998       1997       1996      6-30-95
                                                              ------     ------     ------     ------     --------
Per share data:
Net asset value, beginning of period........................  $11.24     $11.09     $10.79     $10.66      $10.00
Income from investment operations:
  Net investment income.....................................    0.47       0.49       0.53       0.56        0.35
  Net realized & unrealized gain (loss) on investments......   (0.35)      0.15       0.30       0.13        0.66
                                                              ------     ------     ------     ------      ------
    Total income from investment operations.................    0.12       0.64       0.83       0.69        1.01
                                                              ------     ------     ------     ------      ------
Less distributions:
  Dividends from net investment income......................   (0.47)     (0.49)     (0.53)     (0.56)      (0.35)
                                                              ------     ------     ------     ------      ------
Net asset value, end of period..............................  $10.89     $11.24     $11.09     $10.79      $10.66
                                                              ======     ======     ======     ======      ======
Total return................................................    0.97%      5.77%      7.82%      6.59%      10.26%(b)
Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (c):
  Expenses..................................................    1.47%      1.45%      1.24%      0.94%       0.91%(a)
  Net investment income.....................................    4.18%      4.30%      4.81%      5.20%       5.04%(a)
Ratios assuming no fees waived or reimbursed by advisor:
  Expenses..................................................    1.62%      1.60%      1.45%      1.24%       1.21%(a)
  Net investment income.....................................    4.03%      4.15%      4.60%      4.90%       4.74%(a)
Portfolio turnover rate.....................................       0%         4%         6%         8%          0%
Net assets at end of period (millions)......................  $  6.9     $  7.2     $  6.8     $  6.3      $  5.7

---------------
(a) Annualized.
(b) Calculated on an aggregate basis (not annualized).
(c) The advisor has elected to waive management fees equal to 0.15% of average net assets for the Tax Free Income portfolio, but it may cease that waiver, in whole or in part , without prior notice. In addition, the advisor has reimbursed certain operating expenses.

   The accompanying notes are an integral part of these financial statements.

INCOME PORTFOLIO
ONE FUND, INC.

 OBJECTIVE

To provide high current income. Preservation of capital is a secondary objective. Normally, at least 85% of the assets of this portfolio will be invested in investment-grade fixed-income securities and the equivalent. The remainder may be invested in below investment-grade corporate bonds.

 PERFORMANCE AS OF JUNE 30, 1999

AVERAGE ANNUAL TOTAL RETURNS:

                           Without        With max.
                         sales charge    sales charge
One-year                     2.65%          (0.43)%
Three-year                   6.46%           5.38%
Five-year                    7.08%           6.43%
Since inception
  (8/18/92)                  5.92%           5.45%

The maximum sales charge is 3%. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor is currently waiving fees of
 .15% for this portfolio. Had the fees not been waived, returns would have been lower.

 COMMENTS

The Income Portfolio was about even with the Lehman Government/Corporate Intermediate Bond Index for the first six months of 1999 losing -.54% versus -.58% for the Index. For the year ended 6-30-99, the fund trailed the Index 2.65% to 4.19%. Corporate bond performance especially in the Baa category was poor relative to U.S. Treasury Securities in the last half of 1998. So far this year corporates in that category have done better than U.S. Treasury Securities. The economy is expected to slow somewhat in the second half of 1999 and interest rates will likely be more stable than the first half of this year when long U.S. Treasury Bond yields increased by about 1%.
 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                            INCOME PORTFOLIO (WITH MAX. SALES
                                                              CHARGE)|(COMMENCED OPERATIONS     LEHMAN BROS. GOVT./CORPORATE BOND
                                                                    AUGUST 18, 1992)                  INDEX - INTERMEDIATE
                                                            ---------------------------------   ---------------------------------
                                                                         9,700.00                            10,000.00
'92                                                                      9,757.00                            10,100.00
                                                                        10,827.00                            10,721.00
'93                                                                     11,051.00                            10,981.00
                                                                        10,409.00                            10,691.00
'94                                                                     10,449.00                            10,767.00
                                                                        11,621.00                            11,799.00
'95                                                                     12,202.00                            12,414.00
                                                                        12,150.00                            12,388.00
'96                                                                     12,771.00                            12,917.00
                                                                        13,158.00                            13,282.00
'97                                                                     13,810.00                            13,933.00
                                                                        14,282.00                            14,411.00
'98                                                                     14,739.00                            15,101.00
                                                                        14,659.00                            15,014.00

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 BONDS AS OF JUNE 30, 1999

                                         % of Portfolio
 1.  U.S. Treasury Note                      14.51
 2.  Texas Utilities Electric Co.             4.82
 3.  Watson Pharmaceuticals, Inc              4.54
 4.  Mirage Resorts Inc.                      4.42
 5.  ITT Destinations Inc.                    4.30
 6.  Mississippi Chemical Corp.               4.27
 7.  El Paso Electric Co.                     4.24
 8.  Lyondell Chemicals, Inc. Series
     144A                                     4.08
 9.  IBM Corp.                                4.07
10.  Tenneco Inc.                             4.07

 TOP 5 INDUSTRIES AS OF JUNE 30, 1999

                                         % of Portfolio
 1.  Utilities                               20.40
 2.  U.S. Treasury Notes                     14.42
 3.  Hotel/Lodging                           11.72
 4.  Oil, Energy, and Natural Gas             8.70
 5.  Chemicals                                8.30

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME PORTFOLIO

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 1999

  FACE                                               MARKET
 AMOUNT    LONG-TERM BONDS & NOTES                   VALUE
-------------------------------------------------------------
           GOVERNMENT (14.4%)
$900,000   U.S. Treasury Note 6.375% 08/15/02....  $  917,438
                                                   ----------
           CHEMICALS (8.3%)
 250,000   Lyondell Chemicals Inc. (144A) 9.625%
            05/01/07.............................     258,125
 300,000   Mississippi Chemical Corp. 7.250%
            11/15/07.............................     270,015
                                                   ----------
                                                      528,140
                                                   ----------
           COMMUNICATIONS (1.7%)
 100,000   Comcast Cable Communications 8.375%
            05/01/07.............................     106,918
                                                   ----------
           COMPUTER & RELATED (4.1%)
 250,000   IBM Corp. 7.250% 11/01/02.............     257,723
                                                   ----------
           DRUGS (4.5%)
 300,000   Watson Pharmaceuticals Inc. 7.125%
            05/15/08.............................     287,618
                                                   ----------
           FORESTRY & PAPER PRODUCTS (4.0%)
 250,000   ITT Rayonier Inc. 7.500% 10/15/02.....     256,812
                                                   ----------
           HOTEL/LODGING (11.7%)
 200,000   Hilton Hotels Corp. 7.200% 12/15/09...     191,733
 300,000   ITT Destinations Inc. 6.750%
            11/15/05.............................     272,209
 300,000   Mirage Resorts Inc. 6.750% 02/01/08...     279,878
                                                   ----------
                                                      743,820
                                                   ----------
           MEDICAL & RELATED (4.0%)
 250,000   Bergen Brunswig Corp. 7.375%
            01/15/03.............................     251,369
                                                   ----------
           OIL, ENERGY & NATURAL GAS (8.7%)
 200,000   PDV America, Inc. 7.875% 08/01/03.....     195,745
 100,000   Seagull Energy 7.875% 08/01/03........     100,410
 250,000   Tenneco Inc. 8.075% 10/01/02..........     257,629
                                                   ----------
                                                      553,784
                                                   ----------
           REAL ESTATE (3.1%)
 200,000   Avalon Properties Inc. 7.375%
            09/15/02.............................     200,575
                                                   ----------
           TEXTILES & RELATED (3.9%)
 250,000   Fruit of the Loom Corp. 7.875%
            10/15/99.............................  $  250,086
                                                   ----------
           TRANSPORTATION & EQUIPMENT (6.9%)
 200,000   ABC Rail Product Corp. 8.750%
            12/01/04.............................     188,000
 250,000   Illinois Central Gulf Railroad 6.750%
            05/15/03.............................     251,453
                                                   ----------
                                                      439,453
                                                   ----------

  FACE                                               MARKET
 AMOUNT    LONG-TERM BONDS & NOTES                   VALUE
-------------------------------------------------------------
           UTILITIES (14.4%)
$250,000   El Paso Electric Co. 8.900%
            02/01/06.............................  $  268,301
 200,000   Niagara Mohawk Power Corp. 7.750%
            10/01/08.............................     206,154
 137,426   Puget Power 6.450% 04/11/05...........     136,685
 300,000   Texas Utilities Electric 7.480%
            01/01/17.............................     304,992
                                                   ----------
                                                      916,132
                                                   ----------
           TOTAL LONG-TERM BONDS & NOTES (89.7%)
            (COST $5,716,850)....................  $5,709,868
                                                   ----------

                                                    MARKET
  SHARES     PREFERRED STOCK                         VALUE
-------------------------------------------------------------
             UTILITIES (6.0%)
     8,000   GTE Delaware 8.750% Series B.......  $   203,000
     7,000   Connecticut Light, Power & Capital
              9.300% Series A...................      179,375
                                                  -----------
                                                      382,375
                                                  -----------
             TOTAL PREFERRED STOCK (6.0%)
              (COST $375,000)...................  $   382,375
                                                  -----------

  FACE                                               MARKET
 AMOUNT    SHORT-TERM NOTES                          VALUE
-------------------------------------------------------------
           FINANCIAL SERVICES (3.6%)
$230,000   Household Finance 5.450% 07/01/99.....  $  230,000
                                                   ----------
           TOTAL SHORT-TERM NOTES (3.6%)
            (COST $230,000)......................  $  230,000
                                                   ----------
           TOTAL HOLDINGS (99.3%)
            (COST $6,321,850) (A)................  $6,322,243
                                                   ----------
           CASH & RECEIVABLES, NET OF LIABILITIES
            (0.7%)...............................      42,191
                                                   ----------
           TOTAL NET ASSETS (100.0%).............  $6,364,434
                                                   ==========

---------------

(a) Also represents cost for Federal income tax purposes.

(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $258,125 or 4.1% of net assets.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                                   June 30, 1999

Assets:
  Investments in securities at market value
    (note 1) (Cost $6,321,850)...............  $6,322,243
  Cash in bank...............................         756
  Dividends & accrued interest receivable....     113,375
  Other......................................       1,627
                                               ----------
    Total assets.............................   6,438,001
                                               ----------
Liabilities:
  Payable for shares redeemed................      21,601
  Payable for investment management services
    (note 3).................................       2,019
  Accrued 12b-1 fees (note 6)................       3,418
  Other accrued expenses.....................      18,860
  Dividends payable..........................      27,669
                                               ----------
    Total liabilities........................      73,567
                                               ----------
Net assets at market value...................  $6,364,434
                                               ==========
Net assets consist of:
  Par value, $.001 per share.................  $      657
  Paid-in capital in excess of par value.....   6,399,072
  Accumulated undistributed net realized loss
    on investments...........................     (35,688)
  Net unrealized appreciation on
    investments..............................         393
                                               ----------
Net assets at market value...................  $6,364,434
                                               ==========
Shares outstanding...........................     657,044
Net asset value per share....................  $     9.69
                                               ==========
Maximum offering price per share
  ($9.69/97%)................................  $     9.99
                                               ==========

 STATEMENT OF OPERATIONS

                                                    For Year Ended June 30, 1999

Investment income:
  Interest....................................  $ 470,680
                                                ---------
Expenses:
  Management fees (note 3)....................     33,132
  12b-1 fees (note 6).........................     16,542
  Custodian fees (note 3).....................      5,023
  Directors' fees (note 3)....................      1,275
  Professional fees...........................      4,437
  Transfer agent & accounting fees............     34,276
  Filing fees.................................      5,999
  Printing, proxy and postage fees............      2,081
  Other.......................................        194
                                                ---------
    Total expenses............................    102,959
    Less expenses voluntarily reduced or
      reimbursed (note 3).....................     (9,973)
                                                ---------
    Net expenses..............................     92,986
                                                ---------
    Net investment income.....................    377,694
                                                ---------
Realized and unrealized gain (loss) on
  investments:
Net realized gain from investments............     19,787
  Net decrease in unrealized appreciation on
    investments...............................   (223,951)
                                                ---------
      Net loss on investments.................   (204,164)
                                                ---------
      Net increase in net assets from
         operations...........................  $ 173,530
                                                =========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                               YEAR ENDED      YEAR ENDED
                                                              JUNE 30, 1999   JUNE 30, 1998
                                                              -------------   -------------
From operations:
  Net investment income.....................................   $  377,694      $  400,680
  Realized gain on investments..............................       19,787          48,077
  Unrealized gain (loss) on investments.....................     (223,951)        117,144
                                                               ----------      ----------
      Net increase in assets from operations................      173,530         565,901
                                                               ----------      ----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................     (377,694)       (400,680)
                                                               ----------      ----------
From capital share transactions (note 4):
  Received from shares sold.................................      327,145         759,219
  Received from dividends reinvested........................       66,015          79,395
  Paid for shares redeemed..................................     (748,947)       (702,729)
                                                               ----------      ----------
      Increase (decrease) in net assets derived from capital
       share transactions...................................     (355,787)        135,885
                                                               ----------      ----------
         Increase (decrease) in net assets..................     (559,951)        301,106
                                                               ----------      ----------
Net Assets:
  Beginning of period.......................................    6,924,385       6,623,279
                                                               ----------      ----------
  End of period.............................................   $6,364,434      $6,924,385
                                                               ==========      ==========

 FINANCIAL HIGHLIGHTS

                                                                             YEAR ENDED JUNE 30,
                                                              --------------------------------------------------
                                                               1999       1998       1997       1996       1995
                                                              ------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................  $ 9.99     $ 9.75     $ 9.59     $ 9.78     $ 9.39
Income (loss) from investment operations:
  Net investment income.....................................    0.57       0.59       0.61       0.63       0.65
  Net realized & unrealized gain (loss) on investments......   (0.30)      0.24       0.16      (0.19)      0.39
                                                              ------     ------     ------     ------     ------
    Total income from investment operations.................    0.27       0.83       0.77       0.44       1.04
                                                              ------     ------     ------     ------     ------
Less distributions:
  Dividends from net investment income......................   (0.57)     (0.59)     (0.61)     (0.63)     (0.65)
  Distributions from net realized capital gains.............    0.00       0.00       0.00       0.00       0.00
                                                              ------     ------     ------     ------     ------
    Total distributions.....................................   (0.57)     (0.59)     (0.61)     (0.63)     (0.65)
                                                              ------     ------     ------     ------     ------
Net asset value, end of period..............................  $ 9.69     $ 9.99     $ 9.75     $ 9.59     $ 9.78
                                                              ======     ======     ======     ======     ======
Total return................................................    2.65%      8.56%      8.26%      4.61%     11.58%
Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (a):
  Expenses..................................................    1.40%      1.39%      1.21%      0.97%      0.85%
  Net investment income.....................................    5.70%      5.91%      6.29%      6.50%      6.80%
Ratios assuming no fees waived or reimbursed by advisor:
  Expenses..................................................    1.55%      1.54%      1.51%      1.22%      1.10%
  Net investment income.....................................    5.55%      5.76%      5.99%      6.25%      6.55%
Portfolio turnover rate.....................................       4%        40%        10%         9%         4%
Net assets at end of period (millions)......................  $  6.4     $  6.9     $  6.6     $  7.0     $  7.1

---------------
(a) The advisor has elected to waive management fees equal to 0.15% of average net assets for the Income portfolio, but it may cease that waiver, in whole or in part, without prior notice.

   The accompanying notes are an integral part of these financial statements.

INCOME & GROWTH PORTFOLIO
ONE FUND, INC.

 OBJECTIVE

To provide moderate income with the potential for increasing income over time. Growth of capital is also a primary objective. At least 90% of the assets of this portfolio will be invested in income-producing securities. Normally, at least 50% of the assets will be invested in dividend-paying stock.

 PERFORMANCE AS OF JUNE 30, 1999

AVERAGE ANNUAL TOTAL RETURNS:

                            Without       With max.
                          sales charge   sales charge
One-year                      4.73%         (0.50)%
Three-year                   13.72%         11.79%
Five-year                    14.98%         13.81%
Since inception
  (8/18/92)                  12.75%         11.91%

The maximum sales charge is 5%. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor is currently waiving fees of
 .15% for this portfolio. Had the fees not been waived, returns would have been lower.

 COMMENTS

The volatility that we expected in the stock and bond markets over the last twelve months had a profound effect on the fund's performance. During this period when the S&P 500 Index was up approximately 23%, your fund was up 4.7%. The portfolio exhibited greater volatility than the overall market due to its larger weighting in smaller companies. While these companies performed well fundamentally, the narrowing of the market's breadth over the past year didn't reward them. Smaller companies didn't offer any support during last year's market correction, even though their valuations would have suggested otherwise. Despite having strong performance by the technology and other sectors, the portfolio suffered relative to the market.

As a result of these occurrences, management of the fund has taken steps to rectify the situation. The fund is now under new management. We are confident that the management of the fund will better reflect the fund's objective and its performance will more closely align with its peer group. Under this new direction, the fund has a better focus on growth names and larger companies with excellent prospectus.

The fund will focus on sectors believed to offer the best potential for capital appreciation. Those sectors currently include: communication services, consumer staples, financials and technology. As always, the portfolio will only select companies which have superior earnings potential with strong management terms combined with a positive outlook.

Due to the recent strength of the stock market, valuation has become an even greater concern with many securities. Your fund has participated greatly with the recent market highs, tempered slightly by higher interest rates. We look for sustained strong performance but we must contend with many issues that we will continue to monitor over the next year. We are concerned with sustained earnings growth, year-2000 issues and inflation fears. Regardless of these concerns, your fund will stay fully invested, as we are not market-timers.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                              INCOME & GROWTH PORTFOLIO (WITH       STANDARD & POORS 500 INDEX
                                                               MAX. SALES CHARGE)|(COMMENCED        --------------------------
                                                                OPERATIONS AUGUST 18, 1992)
                                                              -------------------------------
                                                                            9,500                              10,000
'92                                                                         9,488                              10,627
                                                                           10,687                              11,139
'93                                                                        11,146                              11,688
                                                                           10,766                              11,289
'94                                                                        11,067                              11,842
                                                                           12,856                              14,228
'95                                                                        13,796                              16,274
                                                                           14,726                              17,934
'96                                                                        15,976                              20,030
                                                                           18,016                              24,137
'97                                                                        19,636                              26,690
                                                                           20,683                              31,417
'98                                                                        20,360                              34,317
'99                                                                        21,661                              38,565

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not open to direct investment.

 TOP 10 STOCKS AS OF JUNE 30, 1999

                                         % of Portfolio
 1.  Texas Instruments                        5.40
 2.  Schlumberger Ltd                         4.20
 3.  Microsoft Corp                           4.03
 4.  Allied Signal Inc                        3.75
 5.  Hewlett-Packard Co                       3.74
 6.  Intel Corp                               3.54
 7.  CL&P CAPITAL L.P.                        2.83
 8.  General Electric Co.                     2.61
 9.  Williams Cos Inc                         2.53
10.  United Healthcare                        2.33

 TOP 5 INDUSTRIES AS OF JUNE 30, 1999

                                       % of Portfolio
 1.  Computer and Related                  14.50
 2.  Oil, Energy, and Natural Gas          14.04
 3.  Electronics/Semiconductors             9.03
 4.  Electrical Equipment                   7.16
 5.  Medical & Related                      6.78

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME & GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 1999

                                                    MARKET
 SHARES                COMMON STOCK                  VALUE
-------------------------------------------------------------
           AEROSPACE (3.8%)
   8,000   Allied Signal Inc. ..................  $   504,000
                                                  -----------
           AUTOMOTIVE & RELATED (1.7%)
   2,557   *DaimlerChrysler AG (Foreign)........      227,253
                                                  -----------
           BANKING (3.5%)
   3,000   Bank One Corp. ......................      178,687
   2,600   Bank of America Corp. ...............      190,612
   3,500   Charter One Financial Inc. ..........       97,344
                                                  -----------
                                                      466,643
                                                  -----------
           BUSINESS SERVICES (1.9%)
   3,000   Manpower Inc. .......................       67,875
   8,000   Reynolds & Reynolds CL A.............      186,500
                                                  -----------
                                                      254,375
                                                  -----------
           BROADCAST RADIO & TV (1.3%)
   6,000   Infinity Broadcasting Corp. CL A.....      178,500
                                                  -----------
           CHEMICALS (2.1%)
   5,000   Minerals Technologies Inc. ..........      279,063
                                                  -----------
           COMMUNICATIONS (4.1%)
   2,000   *ADC Telecom. Inc. ..................       91,125
   1,800   *Associated Group Inc. CL B..........      117,338
   1,900   Bell Atlantic Corp. .................      124,212
   2,500   *MCI Worldcom Inc. ..................      215,625
                                                  -----------
                                                      548,300
                                                  -----------
           COMPUTER & RELATED (11.7%)
   3,000   Computer Associates Intl. Inc. ......      165,000
   3,000   *EMC Corp. Mass......................      165,000
   5,000   Hewlett Packard Co. .................      502,500
   6,000   *Microsoft Corp. ....................      541,125
   1,400   *NCR Corp. ..........................       68,338
   2,988   *Unisys Corp. .......................      116,345
                                                  -----------
                                                    1,558,308
                                                  -----------
           CONSUMER PRODUCTS (0.9%)
   2,500   Newell Rubbermaid Inc. ..............      116,250
                                                  -----------
           DRUGS (2.2%)
   1,300   Eli Lilly & Co. .....................       93,113
   5,000   Mylan Laboratories Inc. .............      132,500
   2,000   *Watson Pharmaceuticals Inc. ........       70,125
                                                  -----------
                                                      295,738
                                                  -----------
           ELECTRICAL EQUIPMENT (7.2%)
   4,000   American Power Conversion............       80,500
   3,100   General Electric Co. ................      350,300
   3,000   Tyco International Ltd...............      284,250
   4,000   Xerox Corp. .........................      236,250
                                                  -----------
                                                      951,300
                                                  -----------
           ELECTRONICS/SEMICONDUCTORS (9.0%)
   8,000   Intel Corp. .........................      476,000
   5,000   Texas Instruments Inc. ..............      725,000
                                                  -----------
                                                    1,201,000
                                                  -----------
           FOOD & RELATED (0.9%)
  10,000   Food Lion Inc. CL B..................      115,625
                                                  -----------

                                                    MARKET
 SHARES                COMMON STOCK                  VALUE
-------------------------------------------------------------
           FINANCE (3.9%)
   3,800   Associates First Capital CL A........  $   168,388
   1,500   Equitable Companies Inc. ............      100,500
   8,700   Firstar Corp. .......................      243,600
                                                  -----------
                                                      512,488
                                                  -----------
           HOUSING, FURNITURE & RELATED (0.6%)
   7,500   Clayton Homes Inc. ..................       85,781
                                                  -----------
           INSURANCE SERVICES (1.8%)
   2,000   American Intl. Group.................      234,125
                                                  -----------
           MEDICAL & RELATED (5.5%)
   2,500   Baxter International Inc. ...........      151,563
   2,300   Cardinal Health Inc. ................      147,488
   5,000   *HCR Manor Care......................      120,937
   5,000   United Healthcare Corp. .............      313,125
                                                  -----------
                                                      733,113
                                                  -----------
           OIL, ENERGY & NATURAL GAS (6.8%)
   8,850   Schlumberger Ltd.....................      563,634
   8,000   Williams Cos. Inc. ..................      340,500
                                                  -----------
                                                      904,134
                                                  -----------
           RETAIL (1.2%)
   2,500   Home Depot Inc. .....................      161,094
                                                  -----------
           TRANSPORTATION (0.9%)
   3,000   CNF Transportation Inc. .............      115,125
                                                  -----------
           TOTAL COMMON STOCK (71.0%) (COST
            $5,498,004).........................  $ 9,442,215
                                                  -----------

                                                    MARKET
 SHARES        REAL ESTATE INVESTMENT TRUSTS         VALUE
-------------------------------------------------------------
  10,200   Commercial Net Lease Realty Inc. ....  $   131,325
   6,000   JDN Realty Corp. ....................      134,250
   4,500   National Health Investors Inc. ......      102,656
                                                  -----------
           TOTAL REAL ESTATE INV. TRUST (2.8%)
            (COST $377,865).....................  $   368,231
                                                  -----------

                                                    MARKET
 SHARES               PREFERRED STOCK                VALUE
-------------------------------------------------------------
           BANKING (FOREIGN) (0.9%)
   4,000   National Australia Bank Ltd.
            Conv. ..............................  $   121,500
                                                  -----------
           BUSINESS SERVICES (0.7%)
   4,000   Flagstar Capital 8.50%...............       98,750
                                                  -----------
           COMPUTER & RELATED (0.9%)
   1,710   Unisys Series A $3.75 Conv. .........      111,364
                                                  -----------
           OIL, ENERGY & NATURAL GAS (0.6%)
   3,000   Consumers Energy II 8.2% Conv. ......       75,375
                                                  -----------
           RETAIL (1.1%)
   2,500   Kmart Financing 7.75% 06/15/16
            Conv. ..............................  $   146,250
                                                  -----------
           TOTAL PREFERRED STOCK (4.2%) (COST
            $513,685)...........................  $   553,239
                                                  -----------

                                                                     (continued)

ONE FUND, INC.
INCOME & GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 1999

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           CHEMICALS (1.7%)
$250,000   Geon Corp. 7.500% 12/15/15...........  $   219,329
                                                  -----------
           COMMUNICATIONS (0.8%)
 100,000   Comcast Cable Communications 8.375%
            05/01/07 (144A).....................      106,917
                                                  -----------
           COMPUTER & RELATED (1.9%)
 250,000   IBM Corp. 7.250% 11/01/02............      257,723
                                                  -----------
           FINANCIAL SERVICES (0.4%)
  50,000   ESI Tractebel Acq. Corp. 7.990%
            12/30/11 (144A).....................       47,699
                                                  -----------
           FOOD & RELATED (0.6%)
  75,000   Marsh Supermarkets Inc. Ser. B 8.875%
            08/01/07............................       74,625
                                                  -----------
           FORESTRY & PAPER PRODUCTS (1.9%)
 250,000   ITT Rayonier Inc. NT 7.500%
            10/15/02............................      256,812
                                                  -----------
           HOUSING, FURNITURE & RELATED (0.8%)
 100,000   Owens Corning 7.500% 05/01/05........       99,086
                                                  -----------
           OIL, ENERGY & NATURAL GAS (6.7%)
 300,000   PDV America Inc. 7.875% 08/01/03.....      293,618
 100,000   R&B Falcon Corp. Series B 6.750%
            04/15/05............................       84,500
 250,000   Tenneco Inc. 8.075% 10/01/02.........      257,629
 250,000   Union Texas Petroleum Hlgs. 8.250%
            11/15/99............................      251,918
                                                  -----------
                                                      887,665
                                                  -----------
           RESTAURANTS (0.8%)
$100,000   Tricon Global Restaurants 7.450%
            05/15/05............................  $    99,645
                                                  -----------

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           UTILITIES (0.8%)
$100,000   Niagara Mohawk Power Corp. Ser. G
            7.750% 10/01/08.....................  $   103,077
                                                  -----------
           TOTAL LONG-TERM BONDS & NOTES (16.2%)
            (COST $2,172,334)...................  $ 2,152,578
                                                  -----------

  FACE                                              MARKET
 AMOUNT           CONVERTIBLE DEBENTURES             VALUE
-------------------------------------------------------------
           MEDICAL & RELATED (1.2%)
$100,000   Centocor Inc. 4.750% 02/15/05........  $   168,187
                                                  -----------
           TOTAL CONVERTIBLE DEBENTURES (1.2%)
            (COST $149,899).....................  $   168,187
                                                  -----------

  FACE                                              MARKET
 AMOUNT              SHORT-TERM NOTES                VALUE
-------------------------------------------------------------
           FINANCIAL SERVICES (3.2%)
$424,000   Household Finance 5.450% 07/01/99....  $   424,000
                                                  -----------
           RETAIL (2.3%)
 307,000   Sears Roebuck Acceptance Corp. 5.000%
            07/01/99............................      307,000
                                                  -----------
           TOTAL SHORT-TERM NOTES (5.5%) (COST
            $731,000)...........................  $   731,000
                                                  -----------
           TOTAL HOLDINGS (100.9%) (COST
            $9,442,787) (A).....................  $13,415,450
                                                  -----------
           CASH & RECEIVABLES, NET OF
            LIABILITIES (-0.9%).................     (119,755)
                                                  -----------
           TOTAL NET ASSETS (100.0%)............  $13,295,695
                                                  ===========

---------------

(a) Also represents cost for Federal income tax purposes.

 * Non-income producing securities.

(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $154,616 or 1.2% of net assets.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME & GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                                   June 30, 1999

Assets:
  Investments in securities at market value
    (note 1) (Cost $9,442,788)..............  $13,415,450
  Cash in bank..............................          177
  Receivable for securities sold............      217,318
  Receivable for fund shares sold...........        4,143
  Dividends & accrued interest receivable...       49,463
  Other.....................................        1,870
                                              -----------
    Total assets............................   13,688,421
                                              -----------
Liabilities:
  Payable for securities purchased..........      253,058
  Payable for fund shares redeemed..........       75,609
  Payable for investment management services
    (note 3)................................        4,144
  Accrued 12b-1 fees (note 6)...............        7,864
  Other accrued expenses....................       29,066
  Dividends payable.........................       22,985
                                              -----------
    Total liabilities.......................      392,726
                                              -----------
Net assets at market value..................  $13,295,695
                                              ===========
Net assets consist of:
  Par value, $.001 per share................  $       857
  Paid-in capital in excess of par value....    8,933,953
  Accumulated undistributed net realized
    gain on investments.....................      387,998
  Net unrealized appreciation on
    investments.............................    3,972,662
  Undistributed net investment income.......          225
                                              -----------
Net assets at market value..................  $13,295,695
                                              ===========
Shares outstanding..........................      856,998
Net asset value per share...................  $     15.51
                                              ===========
Maximum offering price per share
  ($15.51/95%)..............................  $     16.33
                                              ===========

 STATEMENT OF OPERATIONS

                                                    For Year Ended June 30, 1999

Investment income:
  Interest.....................................  $247,711
  Dividends....................................   254,654
                                                 --------
    Total investment income....................   502,365
                                                 --------
Expenses:
  Management fees (note 3).....................    69,239
  12b-1 fees (note 6)..........................    34,610
  Custodian fees (note 3)......................     5,219
  Directors' fees (note 3).....................     2,868
  Professional fees............................     9,984
  Transfer agent & accounting fees.............    59,692
  Filing fees..................................    13,499
  Printing, proxy and postage fees.............     4,843
  Other........................................       417
                                                 --------
    Total expenses.............................   200,371
    Less expenses voluntarily reduced or
      reimbursed (note 3)......................   (20,784)
                                                 --------
    Net expenses...............................   179,587
                                                 --------
    Net investment income......................   322,778
                                                 --------
Realized & unrealized gain (loss) on
  investments:
  Net realized gain from investments...........   903,416
  Net decrease in unrealized appreciation on
    investments................................  (662,035)
                                                 --------
      Net gain on investments..................   241,381
                                                 --------
      Net increase in net assets from
         operations............................  $564,159
                                                 ========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME & GROWTH PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED       YEAR ENDED
                                                                JUNE 30, 1999    JUNE 30, 1998
                                                                -------------    -------------
From operations:
  Net investment income.....................................     $   322,778      $   387,925
  Realized gain on investments..............................         903,416          664,230
  Unrealized gain (loss) on investments.....................        (662,035)         887,079
                                                                 -----------      -----------
      Net increase in assets from operations................         564,159        1,939,234
                                                                 -----------      -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................        (323,003)        (391,040)
  Capital gains distributions...............................        (622,486)        (676,652)
                                                                 -----------      -----------
      Total dividends and distributions.....................        (945,489)      (1,067,692)
                                                                 -----------      -----------
From capital share transactions (note 4):
  Received from shares sold.................................       1,753,433        3,431,737
  Received from dividends reinvested........................         564,557          615,775
  Paid for shares redeemed..................................      (4,695,463)      (1,979,004)
                                                                 -----------      -----------
      Increase (decrease) in net assets derived from capital
       share transactions...................................      (2,377,473)       2,068,508
                                                                 -----------      -----------
         Increase (decrease) in net assets..................      (2,758,803)       2,940,050
                                                                 -----------      -----------
Net Assets:
  Beginning of period.......................................      16,054,498       13,114,448
                                                                 -----------      -----------
  End of period.............................................     $13,295,695      $16,054,498
                                                                 ===========      ===========
  Includes undistributed net investment income of...........     $       225      $         0
                                                                 ===========      ===========

 FINANCIAL HIGHLIGHTS

                                                                             YEAR ENDED JUNE 30,
                                                              --------------------------------------------------
                                                               1999       1998       1997       1996       1995
                                                              ------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................   15.85      14.89      12.78      11.57      10.65
Income from investment operations:
  Net investment income.....................................    0.35       0.42       0.38       0.38       0.41
  Net realized & unrealized gain on investments.............    0.33       1.73       2.39       1.27       1.54
                                                              ------     ------     ------     ------     ------
    Total income from investment operations.................    0.68       2.15       2.77       1.65       1.95
                                                              ------     ------     ------     ------     ------
Less distributions:
  Dividends from net investment income......................   (0.35)     (0.42)     (0.38)     (0.37)     (0.41)
  Distributions from net realized capital gains.............   (0.67)     (0.77)     (0.28)     (0.07)     (0.62)
                                                              ------     ------     ------     ------     ------
    Total distributions.....................................   (1.02)     (1.19)     (0.66)     (0.44)     (1.03)
                                                              ------     ------     ------     ------     ------
Net asset value, end of period..............................  $15.51     $15.85     $14.89     $12.78     $11.57
                                                              ======     ======     ======     ======     ======
Total return................................................    4.73%     14.77%     22.34%     14.50%     19.41%
Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (a):
  Expenses..................................................    1.30%      1.20%      1.12%      0.89%      0.81%
  Net investment income.....................................    2.33%      2.65%      2.77%      3.10%      3.69%
Ratios assuming no fees waived or reimbursed by advisor:
  Expenses..................................................    1.45%      1.35%      1.31%      1.14%      1.06%
  Net investment income.....................................    2.18%      2.50%      2.58%      2.85%      3.44%
Portfolio turnover rate.....................................      49%        39%        14%         7%        25%
Net assets at end of period (millions)......................  $ 13.3     $ 16.1     $ 13.1     $ 10.8     $  7.7

---------------

(a) The advisor has elected to waive management fees equal to 0 15% of average net assets for the Income & Growth portfolio, but it may cease that waiver, in whole or in part, without prior notice.

   The accompanying notes are an integral part of these financial statements.

GROWTH PORTFOLIO
ONE FUND, INC.

 OBJECTIVE

To provide long-term capital growth. Current income is incidental. Normally at least 90% of the assets of this portfolio will be invested in common stocks. Selection of stocks is not limited with regard to whether stocks are exchange-listed or dividend-paying or whether they are issued by companies of any particular size.

 PERFORMANCE AS OF JUNE 30, 1999

AVERAGE ANNUAL TOTAL RETURNS:

                           Without        With max.
                         sales charge    sales charge
One-year                    (0.32)%         (5.30)%
Three-year                  10.53%           8.65%
Five-year                   14.74%          13.57%
Since inception
  (8/18/92)                 13.73%          12.96%

The maximum sales charge is 5%. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor is currently waiving fees of
 .15% for this portfolio. Had the fees not been waived, returns would have been lower.

 COMMENTS

The volatility that we expected in the stock market over the last twelve months had a profound effect on the fund's performance. During this period when the S&P 500 Index was up approximately 23%, your fund was virtually flat. The portfolio exhibited greater volatility than the overall market due to a larger weighting in smaller companies. While these companies performed well fundamentally, the narrowing of the market's breadth over the past year didn't reward them. Smaller companies didn't offer any support during last year's market correction, even though their valuations would have suggested otherwise. Despite having strong performance by the technology and other sectors, the portfolio suffered relative to the market.

As a result of these occurrences, management of the fund has taken steps to rectify the situation. The fund is now under new management. We are confident that the management of the fund will better reflect the fund's objective and its performance will more closely align with its peer group. Under this new direction, the fund has a better focus on growth names and larger companies with excellent prospects.

The fund will focus on sectors believed to offer the best potential for capital appreciation. Those sectors currently include: communication services, consumer staples, financials and technology. As always, the portfolio will only select companies which have superior earnings potential with strong management teams combined with a positive outlook.

Due to the recent strength of the stock market, valuation has become an even greater concern with many securities. Your fund has participated greatly with the recent market highs and has outperformed its benchmark. We look for sustained strong performance, but we must contend with many issues that we will continue to monitor over the next year. We are concerned with sustained earnings growth, year-2000 issues and inflation fears. Regardless of these concerns, your fund will stay fully invested, as we are not market-timers.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                             GROWTH PORTFOLIO (WITH MAX. SALES     STANDARD & POOR'S 500 INDEX
                                                               CHARGE)|(COMMENCED OPERATIONS       ---------------------------
                                                                     AUGUST 18, 1992)
                                                             ---------------------------------
                                                                          9,500.00                            10,000.00
'92                                                                      10,178.00                            10,627.00
                                                                         11,228.00                            11,139.00
'93                                                                      11,917.00                            11,688.00
                                                                         11,548.00                            11,289.00
'94                                                                      11,988.00                            11,842.00
                                                                         13,927.00                            14,228.00
'95                                                                      15,367.00                            16,274.00
                                                                         17,018.00                            17,934.00
'96                                                                      18,098.00                            20,030.00
                                                                         20,198.00                            24,137.00
'97                                                                      21,127.00                            26,690.00
                                                                         23,052.00                            31,417.00
'98                                                                      21,678.00                            34,317.00
                                                                         22,978.00                            38,565.00

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 STOCKS AS OF JUNE 30, 1999

                                         % of Portfolio
 1.  Cisco Systems Inc                        6.51
 2.  Texas Instruments Inc                    5.99
 3.  Microsoft Corp                           4.55
 4.  Allied Signal Inc                        4.05
 5.  Hewlett Packard Co                       3.69
 6.  Intel Corp                               3.28
 7.  Infinity                                 3.00
 8.  Computer Sciences                        2.54
 9.  Analog Devices Inc                       2.30
10.  Computer Associates                      2.27

 TOP 5 INDUSTRIES AS OF JUNE 30, 1999

                                         % of Portfolio
 1.  Computer and Related                    16.12
 2.  Electronics/Semiconductors               9.25
 3.  Medical and Related                      9.12
 4.  Computer/Applications Software           8.55
 5.  Electronic Equipment                     7.75

The prices of small company stocks are generally more volatile than the prices of large company stocks.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 1999

                                                    MARKET
  SHARES                COMMON STOCK                 VALUE
-------------------------------------------------------------
             AEROSPACE (4.0%)
     7,000   Allied Signal Inc. ................  $   441,000
                                                  -----------
             AUTOMOTIVE & RELATED (1.9%)
     2,370   DaimlerChrysler Corp. (Foreign)....      210,634
                                                  -----------
             BANKING (5.1%)
     1,500   Bank One Corp. ....................       89,344
     2,000   Bank of America Corp. .............      146,625
     5,000   Charter One Financial Inc. ........      139,062
     6,420   Firstar Corp. .....................      179,760
                                                  -----------
                                                      554,791
                                                  -----------
             BROADCAST RADIO & TV (3.0%)
    11,000   *Infinity Broadcasting Corp. ......      327,250
                                                  -----------
             BUSINESS SERVICES (2.9%)
     3,500   Manpower Inc. .....................       79,187
    10,000   Reynolds and Reynolds CL A.........      233,125
                                                  -----------
                                                      312,312
                                                  -----------
             CHEMICALS (1.8%)
     3,500   Minerals Technologies, Inc. .......      195,344
                                                  -----------
             COMMUNICATIONS (3.8%)
     2,000   *ADC Telecom. Inc. ................       91,125
     1,000   *Associated Group Inc. CL B........       65,187
     1,000   Bell Atlantic Corp. ...............       65,375
     2,250   *MCI Worldcom Inc. ................      194,063
                                                  -----------
                                                      415,750
                                                  -----------
             COMPUTER & RELATED (16.1%)
    11,000   *Cisco Systems Inc. ...............      709,500
     4,000   *Computer Sciences Corp. ..........      276,750
     3,000   *EMC Corp. Mass....................      165,000
     4,000   Hewlett Packard Co. ...............      402,000
     5,000   *High Speed Access.................      128,125
     1,600   *NCR Corp. ........................       78,100
                                                  -----------
                                                    1,759,475
                                                  -----------
             COMPUTER/APPLICATIONS SOFTWARE (8.6%)
     4,500   Computer Associates Intl. .........      247,500
     5,500   *Microsoft Corp. ..................      496,031
    10,000   *Mapinfo Corp. ....................      190,000
                                                  -----------
                                                      933,531
                                                  -----------
             DRUGS (3.0%)
     8,000   *Applied Analytical Industries.....       90,000
     1,200   Lilly (Eli) & Co. .................       85,950
     3,000   Mylan Laboratories Inc. ...........       79,500
     2,000   *Watson Pharmaceuticals Inc. ......       70,125
                                                  -----------
                                                      325,575
                                                  -----------

                                                    MARKET
  SHARES                COMMON STOCK                 VALUE
-------------------------------------------------------------
             ELECTRICAL EQUIPMENT (7.8%)
     4,000   *American Power Conversion.........  $    80,500
     5,000   *Analog Devices Inc. ..............      250,938
     2,100   General Electric Co. ..............      237,300
     1,500   *Solectron Corp. ..................      100,031
     3,000   Xerox Corp. .......................      177,187
                                                  -----------
                                                      845,956
                                                  -----------
             ELECTRONICS/SEMICONDUCTORS (9.2%)
     6,000   Intel Corp. .......................      357,000
     4,500   Texas Instruments Inc. ............      652,500
                                                  -----------
                                                    1,009,500
                                                  -----------
             FINANCIAL SERVICES (1.3%)
     3,200   Associates First Capital - CL A....      141,800
                                                  -----------
             FOOD & RELATED (0.8%)
     3,500   Food Lion Inc. CL A................       41,563
     3,500   Food Lion Inc. CL B................       40,469
                                                  -----------
                                                       82,032
                                                  -----------
             HOUSING, FURNITURE & RELATED (0.8%)
     8,000   Clayton Homes Inc. ................       91,500
                                                  -----------
             INSURANCE SERVICES (2.2%)
     1,500   American Intl Group................      175,594
     1,000   Equitable Companies Inc. ..........       67,000
                                                  -----------
                                                      242,594
                                                  -----------
             MEDICAL & RELATED (9.1%)
     3,500   Baxter International...............      212,187
    12,500   *Capital Senior Living Corp. ......      125,000
     3,000   Cardinal Health Inc. ..............      192,375
     2,000   *Centocor Inc. ....................       93,250
     3,000   *HCR Manor Care....................       72,562
     7,000   *Kendle Intl. Inc. ................      112,000
     3,000   United Healthcare Corp. ...........      187,875
                                                  -----------
                                                      995,249
                                                  -----------
             OIL, ENERGY & NATURAL GAS (5.6%)
     7,000   *Louis Dreyfus Natural Gas
              Corp. ............................      150,938
     2,950   Schlumberger Ltd. .................      187,878
     6,700   *Tesoro Petroleum Corp. ...........      106,781
     4,000   Williams Cos. Inc. ................      170,250
                                                  -----------
                                                      615,847
                                                  -----------
             RETAIL (3.4%)
    13,500   *Consolidated Products.............      243,000
     2,000   Home Depot Inc. ...................      128,875
                                                  -----------
                                                      371,875
                                                  -----------
             SECURITY SYSTEMS & SERVICES (2.5%)
     2,250   Symbol Technologies Inc. ..........       82,969
     2,000   Tyco International Ltd. ...........      189,500
                                                  -----------
                                                      272,469
                                                  -----------

                                                                     (continued)

ONE FUND, INC.
GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 1999 (UNAUDITED)

                                                    MARKET
  SHARES                COMMON STOCK                 VALUE
-------------------------------------------------------------
             TEXTILES & RELATED (1.0%)
     4,000   Warnaco Group CL A.................  $   107,000
                                                  -----------
             TRANSPORTATION (2.4%)
     4,500   *Atlas Air Inc. ...................      145,125
     3,000   CNF Transportation Inc. ...........      115,125
                                                  -----------
                                                      260,250
                                                  -----------
             TOTAL COMMON STOCK (96.3%) (COST
              $6,280,554).......................  $10,511,734
                                                  -----------

  FACE                                              MARKET
 AMOUNT              SHORT-TERM NOTES                VALUE
-------------------------------------------------------------
           FINANCIAL SERVICES (3.4%)
$373,000   Household Finance 5.450% 07/01/99....  $   373,000
                                                  -----------
           TOTAL SHORT-TERM NOTES (3.4%) (COST
            $373,000)...........................  $   373,000
                                                  -----------
           TOTAL HOLDINGS (99.7%) (COST
            $6,653,554) (A).....................  $10,884,734
                                                  -----------
           CASH & RECEIVABLES, NET OF
            LIABILITIES (0.3%)..................       29,019
                                                  -----------
           TOTAL NET ASSETS (100.0%)............  $10,913,753
                                                  ===========

---------------

(a) Also represents cost for Federal income tax purposes.

 * Non-income producing securities.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC
GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                                   June 30, 1999

Assets:
  Investments in securities at market value
    (note 1) (Cost $6,653,554)..............  $10,884,734
  Cash in bank..............................          799
  Receivable for securities sold............      241,259
  Receivable for fund shares sold...........        1,007
  Dividends & accrued interest receivable...        4,797
  Other.....................................        2,055
                                              -----------
    Total assets............................   11,134,651
                                              -----------
Liabilities:
  Payable for securities purchased..........      149,685
  Payable for fund shares redeemed..........       37,447
  Payable for investment management services
    (note 3)................................        3,317
  Accrued 12b-1 fees (note 6)...............        6,375
  Other accrued expenses....................       24,074
                                              -----------
    Total liabilities.......................      220,898
                                              -----------
Net assets at market value..................  $10,913,753
                                              ===========
Net assets consist of:
  Par value, $001 per share.................  $       637
  Paid-in capital in excess of par value....    6,589,371
  Accumulated undistributed net realized
    gain on investments.....................       92,565
  Net unrealized appreciation on
    investments.............................    4,231,180
                                              -----------
Net assets at market value..................  $10,913,753
                                              ===========
Shares outstanding..........................      636,923
Net asset value per share...................  $     17.14
                                              ===========
Maximum offering price per share
  ($17.14/95%)..............................  $     18.04
                                              ===========

 STATEMENT OF OPERATIONS

                                                    For Year Ended June 30, 1999

Investment income:
  Interest....................................  $  45,116
  Dividends...................................     95,370
                                                ---------
    Total investment income...................    140,486
                                                ---------
Expenses:
  Management fees (note 3)....................     56,667
  12b-1 fees (note 6).........................     28,303
  Custodian fees (note 3).....................      5,141
  Directors' fees (note 3)....................      2,390
  Professional fees...........................      8,320
  Transfer agent & accounting fees............     55,250
  Filing fees.................................     11,250
  Printing, proxy and postage fees............      4,041
  Other.......................................        353
                                                ---------
    Total expenses............................    171,715
    Less expenses voluntarily reduced or
      reimbursed (note 3).....................    (17,042)
                                                ---------
    Net expenses..............................    154,673
                                                ---------
    Net investment loss.......................    (14,187)
                                                ---------
Realized & unrealized gain (loss) on
  investments:
  Net realized gain from investments..........    158,409
  Net decrease in unrealized appreciation on
    investments...............................   (382,289)
                                                ---------
      Net loss on investments.................   (223,880)
                                                ---------
      Net decrease in net assets from
         operations...........................  $(238,067)
                                                =========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC
GROWTH PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                               YEAR ENDED      YEAR ENDED
                                                              JUNE 30, 1999   JUNE 30, 1998
                                                              -------------   -------------
From operations:
  Net investment income (loss)..............................   $   (14,187)    $     2,920
  Realized gain on investments..............................       158,409       1,329,264
  Unrealized gain (loss) on investments.....................      (382,289)        518,363
                                                               -----------     -----------
      Net increase (decrease) in assets from operations.....      (238,067)      1,850,547
                                                               -----------     -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................             0          (1,820)
  Distributions in excess of net investment income..........             0         (10,132)
  Capital gains distributions...............................      (955,237)       (889,104)
                                                               -----------     -----------
      Total dividends and capital gains distributions.......      (955,237)       (901,056)
                                                               -----------     -----------
From capital share transactions (note 4):
  Received from shares sold.................................     1,390,243       1,982,622
  Received from dividends reinvested........................       607,828         608,764
  Paid for shares redeemed..................................    (4,100,808)     (2,605,972)
                                                               -----------     -----------
    Decrease in net assets derived from capital share
     transactions...........................................    (2,102,737)        (14,586)
                                                               -----------     -----------
         Increase (decrease) in net assets..................    (3,296,041)        934,905
                                                               -----------     -----------
Net Assets:
  Beginning of period.......................................    14,209,794      13,274,889
                                                               -----------     -----------
  End of period.............................................   $10,913,753     $14,209,794
                                                               ===========     ===========

 FINANCIAL HIGHLIGHTS

                                                                             YEAR ENDED JUNE 30,
                                                              --------------------------------------------------
                                                               1999       1998       1997       1996       1995
                                                              ------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................  $18.68     $17.52     $15.47     $13.03     $11.67
Income (loss) from investment operations:
  Net investment income (loss)..............................   (0.02)      0.00       0.07       0.14       0.16
  Net realized & unrealized gain (loss) on investments......   (0.12)      2.41       2.73       2.72       2.17
                                                              ------     ------     ------     ------     ------
    Total income (loss) from investment operations..........   (0.14)      2.41       2.80       2.86       2.33
                                                              ------     ------     ------     ------     ------
Less distributions:
  Dividends from net investment income......................    0.00       0.00      (0.07)     (0.14)     (0.16)
  Distributions in excess of net investment income..........    0.00      (0.06)      0.00       0.00       0.00
  Distributions from net realized capital gains.............   (1.40)     (1.19)     (0.68)     (0.28)     (0.81)
                                                              ------     ------     ------     ------     ------
    Total distributions.....................................   (1.40)     (1.25)     (0.75)     (0.42)     (0.97)
                                                              ------     ------     ------     ------     ------
Net asset value, end of period..............................  $17.14     $18.68     $17.52     $15.47     $13.03
                                                              ======     ======     ======     ======     ======
Total return................................................   (0.32)%    14.13%     18.68%     22.22%     20.54%
Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (a):
  Expenses..................................................    1.36%      1.24%      1.13%      0.90%      0.83%
  Net investment income (loss)..............................   (0.13)%     0.02%      0.43%      0.99%      1.35%
Ratios assuming no fees waived or reimbursed by advisor:
  Expenses..................................................    1.51%      1.39%      1.32%      1.15%      1.08%
  Net investment income (loss)..............................   (0.28)%    (0.13)%     0.24%      0.74%      1.10%
Portfolio turnover rate.....................................      53%        40%        27%        22%        24%
Net assets at end of period (millions)......................  $ 10.9     $ 14.2     $ 13.3     $ 11.8     $  7.0

---------------
(a) The advisor has elected to waive management fees equal to 0.15% of average net assets for the Growth portfolio, but it may cease that waiver, in whole or in part, without prior notice.

   The accompanying notes are an integral part of these financial statements.

SMALL CAP PORTFOLIO

ONE FUND, INC.

 OBJECTIVE

To provide maximum capital growth by investing primarily in common stocks of small and medium sized companies. Under normal conditions, at least 65% of this portfolio's assets will be invested in common stocks of companies with market capitalization of less than $1 billion.

 PERFORMANCE AS OF JUNE 30, 1999

AVERAGE ANNUAL TOTAL RETURNS:

                           Without        With max.
                         sales charge    sales charge
One-year                    (15.54)%        (19.76)%
Three-year                    2.35%           0.61%
Since inception
  (11/1/94)                   8.28%           7.08%

The maximum sales charge is 5%. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor is currently waiving fees of
 .15% for this portfolio. Had the fees not been waived, returns would have been lower.

 COMMENTS

The Small Cap portfolio return for the twelve months ending June 30, 1999 was -15.54%. Investors witnessed two bear market type return periods during the fiscal year, July, 1998 to early October, 1998, (actually began May, 1998), and again starting late January, 1999 through early March, 1999. The Small Cap portfolio experienced large corrections during this period. The common stocks of many small capitalization companies lost more than 30% of their market values during these periods. Many of these companies reported good earnings growth and were very attractively valued. The market basically ignored the small cap sector until the second quarter of 1999. Small cap stocks return for the quarter was approximately 16%. The Small Cap Portfolio return for the quarter was 16.1%.

We expect the overall stock market to continue to perform in a volatile manner. Concerns over inflation, rising interest rates and lingering Y2K issues outstrip the continuing positive earnings reported by several companies, and create corrective periods in the markets. If there is one uptick in inflation and profitability continues for the strong pace of the last few years, we expect the small cap sector to at least keep close to the mid and large capitalization sectors of the market. We will attempt to invest in strongly positioned companies with the potential to grow earnings in a consistent manner.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                          SMALL CAP PORTFOLIO (WITH MAX. SALES          RUSSELL 2000 INDEX
                                                             CHARGE) (COMMENCED OPERATIONS              ------------------
                                                                   NOVEMBER 1, 1994)
                                                          ------------------------------------
                                                                         9,500.00                             10,000.00
'94                                                                      9,540.00                              9,853.00
                                                                        10,340.00                             11,274.00
'95                                                                     11,601.00                             12,656.00
                                                                        12,841.00                             13,967.00
'96                                                                     13,572.00                             14,744.00
                                                                        14,741.00                             16,248.00
'97                                                                     15,872.00                             18,027.00
                                                                        16,301.00                             18,977.00
'98                                                                     13,755.00                             17,624.00
                                                                        13,768.00                             19,259.00

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not open to direct investment.

 TOP 10 STOCKS AS OF JUNE 30, 1999

                                         % of Portfolio
 1.  Consolidated Product                     4.70
 2.  Louis Dreyfus                            4.28
 3.  Atlas Air Inc.                           3.84
 4.  Tesoro Petroleum                         3.79
 5.  Map Info Corp.                           3.77
 6.  High Speed Access                        3.39
 7.  Bando McGlocklin                         3.21
 8.  Capital Senior                           3.04
 9.  Guest Supply Inc.                        2.88
10.  Amcast Industrial                        2.80

 TOP 5 INDUSTRIES AS OF JUNE 30, 1999

                                       % of Portfolio
1. Oil, Energy, and Natural Gas            12.63
2. Medical                                 10.51
3. Computer and Related                     9.15
4. Business Services                        8.97
5. Transportation and Equipment             5.96

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
SMALL CAP PORTFOLIO

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 1999

                                                    MARKET
 SHARES                COMMON STOCK                  VALUE
-------------------------------------------------------------
           BUSINESS SERVICES (9.0%)
  11,000   *Lo Jack Corp. ......................  $    92,125
   2,500   *Mapics Inc. ........................       26,406
   2,000   *Maximus Inc. .......................       57,500
   4,000   Reynolds & Reynolds CL A.............       93,250
   5,000   *Source Information Management.......       67,500
                                                  -----------
                                                      336,781
                                                  -----------
           CHEMICALS (1.8%)
   2,000   OM Group Inc. .......................       69,000
                                                  -----------
           COMMUNICATIONS (2.8%)
   3,687   *Mastec Inc. ........................      104,158
                                                  -----------
           COMPUTER & RELATED (9.2%)
   7,000   *Electronic Processing Inc. .........       72,625
   5,000   *High Speed Access Corp. ............      128,125
   7,500   *Map Info Corp. .....................      142,500
                                                  -----------
                                                      343,250
                                                  -----------
           DRUGS (1.8%)
   6,000   *Applied Analytical Inds. Inc. ......       67,500
                                                  -----------
           EDUCATION (2.0%)
   2,800   *Sylvan Learning Systems.............       76,125
                                                  -----------
           ELECTRICAL EQUIPMENT (4.3%)
   1,100   CTS Corp. ...........................       77,000
   4,000   Federal Signal Corp. ................       84,750
                                                  -----------
                                                      161,750
                                                  -----------
           ENTERTAINMENT & LEISURE (2.0%)
   3,000   Cedar Fair...........................       74,812
                                                  -----------
           FINANCIAL SERVICES (3.2%)
  10,000   Bando McGlocklin Capital Corp. ......      121,250
                                                  -----------
           FORESTRY & PAPER PRODUCTS (1.6%)
   4,500   *Fibermark Inc. .....................       59,344
                                                  -----------
           HOTEL/MOTEL (2.9%)
   8,500   *Guest Supply........................      108,906
                                                  -----------
           INDUSTRIAL SERVICES (4.1%)
   4,000   Clarcor Inc. ........................       76,750
   4,500   IMCO Recycling Inc. .................       77,062
                                                  -----------
                                                      153,812
                                                  -----------
           INSURANCE SERVICES (2.2%)
   6,000   State Auto Financial Corp. ..........       81,000
                                                  -----------
           MEDICAL & RELATED (10.5%)
  11,500   *Capital Senior Living Corp. ........      115,000
   5,000   *Kendle International Inc. ..........       80,000
       1   *Quorum Health Group Inc. ...........            7
   7,000   *Stericycle Inc. ....................       94,937
   3,000   *Sunrise Assisted Living.............      104,625
                                                  -----------
                                                      394,569
                                                  -----------

                                                    MARKET
 SHARES                COMMON STOCK                  VALUE
-------------------------------------------------------------
           METAL & MINING (2.8%)
   6,500   Amcast Industrial Corp. .............  $   106,031
                                                  -----------
           OIL, ENERGY & NATURAL GAS (12.6%)
   7,500   *Louis Dreyfus Natural Gas Corp. ....      161,719
   9,000   *Santa Fe Snyder Corp. ..............       68,625
   9,000   *Tesoro Petroleum Corp. .............      143,438
   4,000   WD-40 Co. ...........................      100,000
                                                  -----------
                                                      473,782
                                                  -----------
           RESTAURANTS (2.8%)
   9,000   *Buffets Inc. .......................      103,500
                                                  -----------
           RETAIL (4.7%)
   9,875   *Consolidated Products Inc. .........      177,750
                                                  -----------
           TRANSPORTATION & EQUIPMENT (6.0%)
   4,500   *Atlas Air Inc. .....................      145,125
   4,800   *Hearland Express....................       78,600
                                                  -----------
                                                      223,725
                                                  -----------
           TOTAL COMMON STOCK (86.3%) (COST
           $2,723,545)..........................  $ 3,237,045
                                                  -----------

  FACE                                               MARKET
 AMOUNT               SHORT-TERM NOTES               VALUE
-------------------------------------------------------------
           AUTOMOTIVE (14.4%)
$180,000   American Express Credit Corp. 5.200%
            01/99................................  $  180,000
 180,000   CIGNA Corp. 5.250% 07/06/99...........     179,869
 180,000   G.E. Capital 4.950% 07/02/99..........     179,975
                                                   ----------
           TOTAL SHORT-TERM NOTES (14.4%)
            (COST $539,844)......................  $  539,844
                                                   ----------
           TOTAL HOLDINGS (100.7%)
            (COST $3,263,389) (A)................  $3,776,889
                                                   ----------
           CASH & RECEIVABLES, NET OF LIABILITIES
            (-0.7%)..............................     (24,219)
                                                   ----------
           TOTAL NET ASSETS (100.0%).............  $3,752,670
                                                   ==========

---------------

(a) Also represents cost for Federal income tax purposes.

 * Non-income producing securities.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC
SMALL CAP PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                                   June 30, 1999

Assets:
  Investments in securities at market value
    (note 1) (Cost $3,263,389)...............  $3,776,889
  Cash in bank...............................      15,532
  Dividends & accrued interest receivable....         349
  Deferred organizational expenses (note
    1).......................................         172
  Other......................................       1,525
                                               ----------
    Total assets.............................   3,794,467
                                               ----------
Liabilities:
  Payable for fund shares redeemed...........      29,999
  Payable for investment management services
    (note 3).................................       1,102
  Accrued 12b-1 fees (note 6)................       1,829
  Other accrued expenses.....................       8,470
  Dividends payable..........................         397
                                               ----------
    Total liabilities........................      41,797
                                               ----------
Net assets at market value...................  $3,752,670
                                               ==========
Net assets consist of:
  Par value, $001 per share..................  $      357
  Paid-in capital in excess of par value.....   3,906,828
  Accumulated net realized loss on
    investments..............................    (668,061)
  Net unrealized appreciation on
    investments..............................     513,500
  Undistributed net investment income........          46
                                               ----------
Net assets at market value...................  $3,752,670
                                               ==========
Shares outstanding...........................     356,860
Net asset value per share....................  $    10.52
                                               ==========
Maximum offering price per share
  ($10.52/95%)...............................  $    11.07
                                               ==========

 STATEMENT OF OPERATIONS

                                                    For Year Ended June 30, 1999

Investment income:
  Interest....................................  $  34,337
  Dividends...................................     49,358
                                                ---------
    Total investment income...................     83,695
                                                ---------
Expenses:
  Management fees (note 3)....................     27,654
  12b-1 fees (note 6).........................     10,586
  Custodian fees (note 3).....................      5,000
  Directors' fees (note 3)....................        956
  Professional fees...........................      3,329
  Transfer agent & accounting fees............     33,191
  Filing fees.................................      5,107
  Printing, proxy and postage fees............      1,618
  Organizational expense (note 1).............        522
  Other.......................................        151
                                                ---------
    Total expenses............................     88,114
    Less expenses voluntarily reduced or
      reimbursed (note 3).....................    (14,260)
                                                ---------
    Net expenses..............................     73,854
                                                ---------
    Net investment income.....................      9,841
                                                ---------
Realized & unrealized loss on investments:
  Net realized loss from investments..........   (804,516)
  Net decrease in unrealized appreciation on
    investments...............................   (139,644)
                                                ---------
    Net loss on investments...................   (944,160)
                                                ---------
    Net decrease in net assets from
      operations..............................  $(934,319)
                                                =========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC
SMALL CAP PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                               YEAR ENDED       YEAR ENDED
                                                              JUNE 30, 1999    JUNE 30, 1998
                                                              -------------    -------------
From operations:
  Net investment income.....................................   $     9,841      $27,404.00
  Realized gain (loss) on investments.......................      (804,516)        726,343
  Unrealized loss on investments............................      (139,644)       (202,189)
                                                               -----------      ----------
      Net increase (decrease) in assets from operations.....      (934,319)        551,558
                                                               -----------      ----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................        (9,841)        (26,854)
  Distributions in excess of net investment income..........        (9,359)              0
  Capital gains distributions...............................      (272,363)       (547,755)
                                                               -----------      ----------
      Total dividends and distributions.....................      (291,563)       (574,609)
                                                               -----------      ----------
From capital share transactions (note 4):
  Received from shares sold.................................       464,602       1,281,269
  Received from dividends reinvested........................       133,949         274,091
  Paid for shares redeemed..................................    (1,446,253)       (909,621)
                                                               -----------      ----------
      Increase (decrease) in net assets derived from capital
       share transactions...................................      (847,702)        645,739
                                                               -----------      ----------
         Increase (decrease) in net assets..................    (2,073,584)        622,688
                                                               -----------      ----------
Net Assets:
  Beginning of period.......................................     5,826,254       5,203,566
                                                               -----------      ----------
  End of period.............................................   $ 3,752,670      $5,826,254
                                                               ===========      ==========
  Includes undistributed net investment income of...........   $        46      $       46
                                                               ===========      ==========

 FINANCIAL HIGHLIGHTS

                                                                      YEARS ENDED JUNE 30,            11-1-94
                                                              ------------------------------------       TO
                                                               1999      1998      1997      1996     6-30-95
                                                              ------    ------    ------    ------    --------
Per share data:
Net asset value, beginning of period........................  $13.32    $13.30    $12.82    $10.63     $10.00
Income (loss) from investment operations:
  Net investment income.....................................    0.02      0.06      0.11      0.26       0.22
  Net realized & unrealized gain (loss) on investments......   (2.09)     1.30      1.67      2.26       0.67
                                                              ------    ------    ------    ------     ------
    Total income (loss) from investment operations..........   (2.07)     1.36      1.78      2.52       0.89
                                                              ------    ------    ------    ------     ------
Less distributions:
  Dividends from net investment income......................   (0.02)    (0.06)    (0.11)    (0.25)     (0.22)
  Distributions in excess of net investment income..........   (0.03)     0.00      0.00      0.00       0.00
  Distributions from net realized capital gains.............   (0.68)    (1.28)    (1.19)    (0.08)     (0.04)
                                                              ------    ------    ------    ------     ------
    Total distributions.....................................   (0.73)    (1.34)    (1.30)    (0.33)     (0.26)
                                                              ------    ------    ------    ------     ------
Net asset value, end of period..............................  $10.52    $13.32    $13.30    $12.82     $10.63
                                                              ======    ======    ======    ======     ======
Total return................................................  (15.54)%   10.56%    14.82%    24.10%      8.91%(b)
Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (c):
  Expenses..................................................    1.74%     1.67%     1.35%     0.94%      1.00%(a)
  Net investment income.....................................    0.23%     0.47%     0.89%     2.21%      3.19%(a)
Ratios assuming no fees waived or reimbursed by advisor:
  Expenses..................................................    2.07%     1.82%     1.62%     1.27%      1.31%(a)
  Net investment income (loss)..............................   (0.10)%    0.32%     0.62%     1.88%      2.88%(a)
Portfolio turnover rate.....................................      48%       77%       34%       34%         8%
Net assets at end of period (millions)......................  $  3.8    $  5.8    $  5.2    $  4.5     $  2.9

---------------

(a) Annualized

(b) Calculated on an aggregate basis (not annualized).

(c) The advisor has elected to waive management fees equal to 0.15% of average net assets for the Small Cap portfolio, but it may cease that waiver, in whole or in part, without prior notice. In addition, the advisor has reimbursed certain operating expenses.

   The accompanying notes are an integral part of these financial statements.

INTERNATIONAL PORTFOLIO

ONE FUND, INC.

 OBJECTIVE

To provide long-term capital growth by investing primarily in common stock (and securities convertible into common stocks) of foreign companies. When deemed appropriate for temporary defensive purposes, it may invest in short-term debt instruments, U.S. Government obligations or in U.S. common stock.

 PERFORMANCE AS OF DECEMBER 31, 1998

AVERAGE ANNUAL TOTAL RETURNS:

                           Without        With max.
                         sales charge    sales charge
One-year                    (13.90)%        (18.20)%
Three-year                   (1.28)%         (2.95)%
Five-year                     3.97%           2.91%
Since inception
  (5/1/93)                    8.91%           8.01%

The maximum sales charge is 5%. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

 COMMENTS

We finally began to see investors focus again on emerging markets and Japan after a notable period of underperformance. This turnaround was attributable to investor optimism that the "Asian Crisis" is finally over. This rally however came at the expense of the markets in Western Europe. Concerns over economic slowdown, a weak Euro currency, and fund outflows were factors. The year-to-date performance ending June 30, 1999 for the One Fund International Portfolio stood at -4.75%. This compared with 3.97% for the Morgan Stanley International Europe, Australia, and Far East Index. The fund's underperformance was due to the timing in the first half of 1999 in restructuring the fund. In the second-half of 1999 the fund better matched our investment strategy. Our investment discipline is driven by security selection where we are looking for well positioned companies with strong bottom line growth that are trading at reasonable valuations. Moreover, the fund was well positioned when the Japanese equity market began to rally. Secondly, positions in the telecom and media sectors in Western Europe continued to pay dividends. Finally, some of our top holdings include, Softbank, a leading Japanese based software and media company and Nortel Networks, a leading provider of global high-capacity data networks for telephone and the internet.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                           INTERNATIONAL PORTFOLIO (WITH MAX.
                                                           SALES CHARGE)|(COMMENCED OPERATIONS   MORGAN STANLEY CAPTL. INTL. EAFE
                                                                      MAY 1, 1993)                            INDEX
                                                           -----------------------------------   --------------------------------
                                                                         9,500.00                             10,000.00
                                                                         9,930.00                             10,052.00
'93                                                                     12,920.00                             10,826.00
                                                                        13,940.00                             11,792.00
'94                                                                     14,160.00                             11,699.00
                                                                        14,830.00                             12,021.00
'95                                                                     15,840.00                             13,049.00
                                                                        17,600.00                             13,659.00
'96                                                                     18,050.00                             13,880.00
                                                                        20,200.00                             15,457.00
'97                                                                     18,271.00                             14,041.00
                                                                        19,219.00                             16,299.00
'98                                                                     17,374.00                             16,742.00
                                                                        16,549.00                             17,407.00

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not open to direct investment.

 TOP 10 HOLDINGS AS OF JUNE 30, 1999

                                        % of Portfolio
 1.  Vivendi Ex Gen Des Faux                 1.69
 2.  Sony Corp                               1.55
 3.  British Telecom PLC                     1.28
 4.  Mobilcom AG                             1.25
 5.  Nortel Networks Corp                    1.20
 6.  Global Telesystems Group, Inc           1.19
 7.  Softbank Corp                           1.16
 8.  M-6 Metropole Television                1.13
 9.  Bouygues                                1.11
10.  Mannesmann AG                           1.07

 TOP 5 COUNTRIES/REGIONS AS OF JUNE 30, 1999

                                        % of Portfolio
 1.  Japan                                  25.52
 2.  United Kingdom                         13.72
 3.  France                                 11.88
 4.  Germany                                 7.12
 5.  Canada                                  6.26

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INTERNATIONAL PORTFOLIO

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 1999

                                                   MARKET
SHARES            FOREIGN COMMON STOCK             VALUE
-----------------------------------------------------------
          JAPAN (25.5%)
   500    Advantest Corp. (12).................  $   54,920
 1,200    Aiwa Co. Ltd. (11)...................      39,641
 1,500    Asatsu Inc. (29).....................      39,641
 3,200    Capcom Co. Ltd. (9)..................      67,787
 3,000    Ebara Corp. (21).....................      35,653
 1,100    Enix Corp. (9).......................      47,966
 1,000    Fujitec Co. Ltd. (4).................       9,473
 2,000    Fujitsu Ltd.(9)......................      40,220
 8,900    Furukawa Electric Co. (11)...........      40,794
 4,000    Hitachi Ltd. (11)....................      37,494
 5,000    Inax Corp. (4).......................      30,516
 1,600    Kao Corp. (10).......................      44,927
   200    Keyence Corp. (12)...................      34,984
 1,000    Kyorin Pharmaceutical Co. (24).......      24,859
 1,400    Matsushita-Kotobuki Electronics
           (12)................................      39,542
 1,100    Mycal Card Inc. (15).................      49,965
 1,600    Namco Ltd. (14)......................      42,945
 4,000    Nec Corp. (12).......................      49,717
 6,000    Nikko Securities Co. Ltd. (15).......      38,700
 3,000    Nikon Corp. (12).....................      49,056
 3,000    Nippon Conlux Co. Ltd. (11)..........      16,129
 1,000    Nippon Broadcasting System (23)......      49,552
 3,000    Olympus Optical Co. Ltd. (12)........      44,324
   800    Paris Miki Inc. (23).................      43,606
 1,300    Paltek Corp. (34)....................      51,105
   200    Rohm Co Ltd. (12)....................      31,300
14,000    Sanyo Electric Co. Ltd. (11).........      56,886
 3,500    Sharp Corp. (12).....................      41,335
   800    Shimamura Co. Ltd. (28)..............      67,721
 1,600    Shimachu (28)........................      35,413
 3,300    Shinkawa Ltd. (12)...................      71,404
   400    Softbank Corp. (34)..................      80,968
 1,000    Sony Corp. (12)......................     107,776
 1,700    Square Co. Ltd. (12).................      61,213
 4,000    Sumitomo Forestry Co. Ltd. (4).......      31,119
 1,000    Takeda Chemical Industries (24)......      46,331
 2,000    Taiyo Yuden Co. Ltd. (12)............      32,803
   500    Union Tool (12)......................      37,164
15,000    *Wako Securities Co. Ltd. (15).......      33,200
                                                 ----------
                                                  1,758,149
                                                 ----------
          UNITED KINGDOM (13.7%)
 3,500    *Allied Domecq plc (16)..............      33,822
 1,050    *Arm Holdings plc ADR (12)...........      36,619
 2,927    *Baltimore Tech. Zergo Hldgs (29)....      33,222
 1,100    Barclays (3).........................      32,062
 2,800    British Telecom plc (8)..............      46,788
 9,207    *Cable & Wireless Communications
           (8).................................      88,825
 1,487    *Colt Telecom Group plc (8)..........      31,223
   950    *Eidos plc (9).......................      31,225
27,200    Electronics Boutique plc (12)........      39,555
 2,713    *Energis plc (8).....................      64,451
 4,000    *Future Network plc (23).............      26,641
 2,762    *Icon plc ADR (29)...................      54,204

                                                   MARKET
SHARES            FOREIGN COMMON STOCK             VALUE
-----------------------------------------------------------
          UNITED KINGDOM, CONTINUED
 1,950    Logica plc (29)......................  $   20,442
 1,912    *National Westminister Bank (3)......      40,509
 4,500    Prudential Corp. plc (20)............      66,611
 5,400    *Reuters Group plc (23)..............      71,122
   150    *Sage Group plc (9)..................       5,332
 7,000    Securicor plc (29)...................      61,464
 2,200    *Sema Group plc (29).................      21,207
 3,400    *Shire Pharmaceuticals Group (24)....      28,272
 2,800    Smithkline Beecham plc (24)..........      36,349
10,857    *Telewest Communications plc (8).....      48,435
 2,800    *W.H. Smith Group plc (22)...........      26,903
                                                 ----------
                                                    945,283
                                                 ----------
          FRANCE (11.9%)
   275    Alcatel (11).........................      38,681
   292    Bouygues (4).........................      77,119
 3,125    *Bull Sa (9).........................      26,856
   350    *Club Mediterrance (14)..............      37,112
   511    Dexia France (3).....................      68,348
   150    Essolor Intl. (24)...................      46,849
48,100    *Eurotunnel Sa Esa Units (32)........      70,877
   487    *Infogrames Entertainment (14).......      31,364
   140    Labinal (11).........................      37,047
   375    M-6 Metropole Television (23)........      78,791
   500    Pernod Ricard (16)...................      33,490
 2,000    *Remy Cointreau (16).................      38,766
   270    Societe Du Louvre (14)...............      19,740
   175    Television Francaise (23)............      40,754
 1,600    Thomson CSF (1)......................      55,562
 1,450    Vivendi Ex Gen Des Fuax (29).........     117,365
                                                 ----------
                                                    818,721
                                                 ----------
          GERMANY (7.1%)
   750    Bayer AG (7).........................      31,184
   420    *Consors Discount Broker (15)........      32,026
   180    *Intershop Communications AG (29)....      43,217
   540    *Kinowelt Medien AG (23).............      40,342
   497    Mannesmann AG (8)....................      74,259
   100    *Medion AG (34)......................      28,646
   950    Mobilcom AG (8)......................      87,125
   768    Ser Systeme AG (12)..................      44,713
   900    Siemens AG (22)......................      69,370
 1,150    *Telegate AG (8).....................      39,343
                                                 ----------
                                                    490,225
                                                 ----------
          CANADA (6.3%)
   900    *Celestcia Inc. (12).................      38,981
 1,000    Four Seasons Hotels Inc. (19)........      43,739
 9,700    *Intl Forest Producers CL A (17).....      36,950
   200    *JDS Uniphase........................      33,227
 1,800    Molson Cos. Ltd. CL A (16)...........      32,692
 5,500    Nexfor Inc. (17).....................      34,045
   970    Nortel Networks Corp. (11)...........      83,137
   900    Teleglobe Inc. (8)...................      26,662

                                                                     (continued)

ONE FUND, INC.
INTERNATIONAL PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 1999

                                                   MARKET
SHARES            FOREIGN COMMON STOCK             VALUE
-----------------------------------------------------------
          CANADA, CONTINUED
 3,338    *Telesystem Intl. Wireless Inc.
           (8).................................  $   60,738
   856    *TLC The Laser Center (24)...........      40,759
                                                 ----------
                                                    430,930
                                                 ----------
          NETHERLANDS (3.1%)
   500    *ASM Lithography ADR (12)............      29,688
 1,107    Benckiser NV B Shares (10)...........      59,032
   628    *Equant NV Reg Shares (29)...........      59,110
 2,750    TNT Post Group NV (32)...............      65,601
    63    United Pan-Europe Com-Sp ADR (8).....       3,481
                                                 ----------
                                                    216,912
                                                 ----------
          SINGAPORE & MALAYSIAN (2.2%)
22,000    Clipsal Inc. Ltd. (12)...............      34,100
 9,000    Fraser & Neave Ltd. (16).............      39,907
29,600    Kim Eng Holding (15).................      27,641
 3,000    Singapore Press Holding (23).........      51,095
                                                 ----------
                                                    152,743
                                                 ----------
          AUSTRALIA (2.2%)
 5,018    Aust & NZ Banking Group Ltd. (3).....      36,834
31,446    *Cable & Wireless Opus (8)...........      71,476
 6,704    Publishing Broadcasting (23).........      44,164
                                                 ----------
                                                    152,474
                                                 ----------
          SWITZERLAND (2.1%)
    45    *Distefora Holding AG (34)...........       4,627
   127    Publicigroupe SA (23)................      69,374
    75    The Swath Group AG-Reg (28)..........      10,700
   107    Zurich Allied AG (20)................      60,787
                                                 ----------
                                                    145,488
                                                 ----------
          GREECE (2.1%)
 1,100    *Bank of Piraeus (3).................      31,748
   660    Commercial Bank Of Greece (3)........      47,150
     1    EFG Eurobank (3).....................          24
 1,400    Lambrakis Media Group (23)...........      35,455
 1,700    Teletypos SA (8).....................      30,194
                                                 ----------
                                                    144,571
                                                 ----------
          HONG KONG (1.9%)
10,000    *Pacific Century Ins. (20)...........       8,094
 8,000    Midland Realty Holdings Ltd. (27)....       1,155
19,300    Smartone Telecommunications (8)......      68,656
38,000    Wheelock & Co. (27)..................      52,161
                                                 ----------
                                                    130,066
                                                 ----------
          ITALY (1.8%)
 7,564    Class Editori Spa (23)...............      60,406
 1,650    Luxottica Group Spa Spon ADR (24)....      25,678
 1,650    Pininfarina Spa (2)..................      36,895
                                                 ----------
                                                    122,979
                                                 ----------
          SWEDEN (1.7%)
 2,897    *Modern Times Group B Shares (23)....      62,954
18,828    Societe Europeene Comm B (8).........      52,114
                                                 ----------
                                                    115,068
                                                 ----------

                                                   MARKET
SHARES            FOREIGN COMMON STOCK             VALUE
-----------------------------------------------------------
          BRAZIL (1.7%)
 1,800    Telesp Cellular Part ADR (8).........  $   48,150
 2,100    Tele Norte Leste Participacoes (8)...      38,981
 8,800    Usinas Sider Minas Gerais (25).......      29,864
                                                 ----------
                                                    116,995
                                                 ----------
          THAILAND (1.7%)
 6,100    Bec World Public Co. Ltd. (23).......      37,671
 9,700    *Hana Microelectronics (12)..........      28,900
19,400    *Thai Airways Intl Ltd. (32).........      36,519
 4,000    *Total Access Communications (8).....      12,800
                                                 ----------
                                                    115,890
                                                 ----------
          INDONESIA (1.2%)
17,500    PT Indosat (8).......................      33,723
21,000    PT Semen Gresik (4)..................      45,985
                                                 ----------
                                                     79,708
                                                 ----------
          FINLAND (0.9%)
 6,700    Merita plc (3).......................      38,041
   800    Nokian Renkaat OYJ (2)...............      24,731
                                                 ----------
                                                     62,772
                                                 ----------
          LUXEMBOURG (0.7%)
   354    Societe Europeene Satel ADR (23).....      51,343
                                                 ----------
          MEXICO (0.6%)
 1,000    *Groupo Televisa SA Spons GDR (23)...      44,813
                                                 ----------
          DENMARK (0.4%)
   300    Falck A/S (29).......................      24,525
                                                 ----------
          NORWAY (0.1%)
   728    Schibsted (23).......................       8,187
                                                 ----------
          IRELAND (0.0%)
    50    *Ryanair Holdings plc SP ADR (32)....       2,650
                                                 ----------
          TOTAL FOREIGN COMMON STOCK (88.9%)
           (COST $5,848,616)...................  $6,130,492
                                                 ----------

                                                  MARKET
SHARES              US COMMON STOCK               VALUE
----------------------------------------------------------
         COMMUNICATIONS (1.6%)
1,020    *Global Telesystems Group Inc. ......  $   82,620
  383    *NTL Inc. Holdings Co. ..............      33,010
                                                ----------
         TOTAL US COMMON STOCK (1.6%) (COST
          $90,314)............................     115,630
                                                ----------
         TOTAL COMMON STOCK (90.5%) (COST
          $5,938,930).........................  $6,246,122
                                                ----------

                                                                     (continued)

ONE FUND, INC.
INTERNATIONAL PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 1999

                                                  MARKET
SHARES          FOREIGN PREFERRED STOCK           VALUE
----------------------------------------------------------
         AUSTRALIA (1.0%)
48,032   Village Roadshow Ltd. (14)...........  $   71,726
                                                ----------
         GERMANY (0.6%)
   56    Wella AG (10)........................      39,817
                                                ----------
         TOTAL FOREIGN PREFERRED STOCK (1.6%)
          (COST $112,589).....................  $  111,543
                                                ----------
         TOTAL HOLDINGS (92.1%) (COST
          $6,051,519)(A)......................  $6,357,665
                                                ----------
         CASH & RECEIVABLES, NET OF
          LIABILITIES (7.9%)..................     530,896
                                                ----------
         TOTAL NET ASSETS (100.0%)............  $6,888,561
                                                ==========

---------------

(a) Also represents cost for Federal income tax purposes.

  * Non-income producing securities.

INDUSTRY CLASSIFICATIONS

 (1) Aerospace                      (18) Governmental
 (2) Automotive                     (19) Hotels
 (3) Banking                        (20) Insurance
 (4) Building/Construction          (21) Machinery
 (5) Capital Goods                  (22) Manufacturing
 (6) Cement                         (23) Media & Publishing
 (7) Chemicals                      (24) Medical & Health Care
 (8) Communications                 (25) Metal & Mining
 (9) Computer Products              (26) Packaging
(10) Consumer Products              (27) Real Estate
(11) Electrical Products            (28) Retailing
(12) Electronics                    (29) Services
(13) Energy and Oil                 (30) Steel
(14) Entertainment & Leisure        (31) Textile
(15) Finance                        (32) Transportation
(16) Food & Beverage                (33) Utilities
(17) Forest & Paper Products        (34) Wholesale
                                    (35) Miscellaneous

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC
INTERNATIONAL PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                                    June 30,1999

Assets:
  Investments in securities at market value
    (note 1) (Cost $6,051,519)...............  $ 6,357,665
  Cash in bank...............................      162,860
  Unrealized gain on forward currency
    contracts (note 5).......................      241,472
  Receivable for securities sold.............      620,082
  Receivable for fund shares sold............           48
  Dividends & accrued interest receivable....       36,854
  Other......................................        4,623
                                               -----------
    Total assets.............................    7,423,604
                                               -----------
Liabilities:
  Unrealized loss on forward currency
    contracts (note 5).......................      269,007
  Payable for securities purchased...........      175,670
  Payable for fund shares redeemed...........       56,896
  Accrued 12b-1 fees (note 6)................        5,049
  Other accrued expenses.....................       28,421
                                               -----------
    Total liabilities........................      535,043
                                               -----------
Net assets at market value...................  $ 6,888,561
                                               ===========
Net assets consist of:
  Par value, $.001 per share.................  $       637
  Paid-in capital in excess of par value.....    8,416,633
  Accumulated undistributed net realized loss
    on investments (note 1)..................   (1,234,149)
  Net unrealized appreciation (depreciation)
    on:
    Investments (note 1).....................      306,146
    Foreign currency related transactions....      (15,275)
    Forward currency contracts (note 5)......      (27,535)
  Undistributed net investment loss..........     (557,896)
                                               -----------
Net assets at market value...................  $ 6,888,561
                                               ===========
Shares outstanding...........................      636,602
Net asset value per share....................  $     10.82
                                               ===========
Maximum offering price per share
  ($10.82/95%)...............................  $     11.39
                                               ===========

 STATEMENT OF OPERATIONS

                                                    For Year Ended June 30, 1999

Investment income:
  Interest (net of $384 foreign taxes
    withheld)................................  $    57,406
  Dividends (net of $11,046 foreign taxes
    withheld)................................      124,859
                                               -----------
    Total investment income..................      182,265
Expenses:
  Management fees (note 3)...................       88,376
  12b-1 fees (note 6)........................       25,116
  Custodian fees (note 3)....................       67,000
  Directors' fees (note 3)...................        2,560
  Professional fees..........................        8,881
  Transfer agent & accounting fees...........       49,000
  Filing fees................................       12,001
  Printing, proxy and postage fees...........        4,319
  Other......................................          373
                                               -----------
    Total expenses...........................      257,626
    Less expenses voluntarily reduced or
      reimbursed (note 3)....................      (43,677)
                                               -----------
    Net expenses.............................      213,949
                                               -----------
    Net investment loss......................      (31,684)
                                               -----------
Realized & unrealized gain (loss) on
  investments & foreign currency:
  Net realized loss from:
    Investments..............................   (1,442,884)
    Forward currency related transactions....     (526,402)
  Net increase (decrease) in unrealized
    appreciation (depreciation) on:
      Investments............................      367,709
      Foreign currency related
         transactions........................     (218,371)
                                               -----------
      Net loss on investments................   (1,819,948)
                                               -----------
      Net decrease in net assets from
         operations..........................  $(1,851,632)
                                               ===========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC
INTERNATIONAL PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                               YEAR ENDED       YEAR ENDED
                                                              JUNE 30, 1999    JUNE 30, 1998
                                                              -------------    -------------
From operations:
  Net investment income (loss)..............................   $   (31,684)     $   142,380
  Realized gain (loss) on investments and foreign currency
    related transactions....................................    (1,969,286)       1,670,517
  Unrealized gain (loss) on investments and foreign currency
    related transactions....................................       149,338       (2,430,256)
                                                               -----------      -----------
      Net decrease in assets from operations................    (1,851,632)        (617,359)
                                                               -----------      -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................           (97)        (139,103)
  Capital gains and foreign currency related transactions
    distributions...........................................      (285,520)      (2,283,120)
                                                               -----------      -----------
      Total dividends and distributions.....................      (285,617)      (2,422,223)
                                                               -----------      -----------
From capital share transactions (note 4):
  Received from shares sold.................................       507,008        3,159,453
  Received from dividends reinvested........................       271,907        1,971,077
  Paid for shares redeemed..................................    (6,315,910)      (6,838,385)
                                                               -----------      -----------
      Decrease in net assets derived from capital share
       transactions.........................................    (5,536,995)      (1,707,855)
                                                               -----------      -----------
         Decrease in net assets.............................    (7,674,244)      (4,747,437)
                                                               -----------      -----------
Net Assets:
  Beginning of period.......................................    14,562,805       19,310,242
                                                               -----------      -----------
  End of period.............................................   $ 6,888,561      $14,562,805
                                                               ===========      ===========
  Includes undistributed net investment income of...........   $         0      $       288
                                                               ===========      ===========

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED JUNE 30,
                                                              -----------------------------------------------
                                                               1999       1998      1997      1996      1995
                                                              -------    ------    ------    ------    ------
Per share data:
Net asset value, beginning of period........................  $ 12.92    $15.45    $14.47    $12.89    $13.32
Income (loss) from investment operations:
  Net investment income (loss)..............................    (0.04)     0.12      0.14      0.10      0.14
  Net realized and unrealized gain (loss) on investments and
    foreign currency transactions...........................    (1.74)    (0.63)     1.92      2.24      0.63
                                                              -------    ------    ------    ------    ------
    Total income (loss) from investment operations..........    (1.78)    (0.51)     2.06      2.34      0.77
                                                              -------    ------    ------    ------    ------
Less distributions:
  Dividends from net investment income......................     0.00     (0.12)    (0.15)    (0.39)    (0.14)
  Distributions from net realized capital gains and foreign
    currency transactions...................................    (0.32)    (1.90)    (0.93)    (0.37)    (1.06)
                                                              -------    ------    ------    ------    ------
    Total distributions.....................................    (0.32)    (2.02)    (1.08)    (0.76)    (1.20)
                                                              -------    ------    ------    ------    ------
Net asset value, end of period..............................  $ 10.82    $12.92    $15.45    $14.47    $12.89
                                                              =======    ======    ======    ======    ======
Total return................................................   (13.90)%   (4.84)%   14.76%    18.65%     6.44%
Ratios and supplemental data:
Ratios net of fees reimbursed by advisor (a):
  Expenses..................................................     2.13%     2.10%     1.87%     1.72%     1.50%
  Net investment income (loss)..............................    (0.32)%    0.85%     0.99%     0.70%     1.11%
Ratios assuming no fees reimbursed by advisor:
  Expenses..................................................     2.56%     2.20%     1.98%     1.72%     1.50%
  Net investment income (loss)..............................    (0.75)%    0.75%     0.88%     0.70%     1.11%
Portfolio turnover rate.....................................      217%       12%        9%       20%       39%
Net assets at end of period (millions)......................  $   6.9    $ 14.6    $ 19.3    $ 15.1    $ 12.0

---------------

(a) The advisor has elected to reimburse certain operating expenses of the International Portfolio, but it may cease that waiver, in whole or in part, without prior written notice.

   The accompanying notes are an integral part of these financial statements.

GLOBAL CONTRARIAN PORTFOLIO

ONE FUND, INC.

 OBJECTIVE

To provide long-term capital growth by investing in foreign and domestic securities that, in the judgment of the portfolio manager, are undervalued or presently out of favor with other investors but have positive prospects for eventual recovery. Under normal market conditions, at least 65% of the portfolio's assets will be invested in conformity with its investment objectives.

 PERFORMANCE AS OF JUNE 30, 1999

AVERAGE ANNUAL TOTAL RETURNS:

                           Without        With max.
                         sales charge    sales charge
One-year                    (11.88)%        (16.29)%
Three-year                   (1.05)%         (2.73)%
Since inception
  (11/1/94)                   3.53%           2.39%

The above returns reflect the maximum sales charge of 5% for this portfolio. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

 COMMENTS

We finally began to see investors focus again on emerging markets and Japan after a notable period of underperformance. This turnaround was attributable to investor optimism that the "Asian Crisis" is finally over. This rally however came at the expense of the markets in Western Europe. Concerns over economic slowdown, a weak Euro currency, and fund outflows were factors. The year-to-date performance ending June 30, 1999 for the Global Contrarian Portfolio stood at -4.72%. This compared with 3.97% for the Morgan Stanley International Europe, Australia, and Far East Index. The fund's underperformance was due to the timing in the first half of 1999 in restructuring the fund. In the second-half of 1999 the fund better matched our investment strategy. Our investment discipline is driven by security selection where we are looking for well positioned companies with strong bottom line growth that are trading at reasonable valuations. Moreover, the fund was well positioned when the Japanese equity market began to rally. Secondly, positions in the telecom and media sectors in Western Europe continued to pay dividends. Finally, some of our top holdings include, Softbank, a leading Japanese based software and media company and Nortel Networks, a leading provider of global high-capacity data networks for telephone and the internet.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                            GLOBAL CONTRARIAN PORTFOLIO (WITH
                                                              MAX. SALES CHARGE)|(COMMENCED     MORGAN STANLEY CAPTL. INTL. WORLD
                                                              OPERATIONS NOVEMBER 1, 1994)                    INDEX
                                                            ---------------------------------   ---------------------------------
                                                                         9,500.00                            10,000.00
'94                                                                      9,150.00                             9,654.00
                                                                         9,781.00                            10,066.00
'95                                                                     10,521.00                            11,134.00
                                                                        11,531.00                            11,923.00
'96                                                                     11,581.00                            12,634.00
                                                                        12,811.00                            14,578.00
'97                                                                     12,761.00                            14,528.00
                                                                        12,674.00                            16,648.00
'98                                                                     11,721.00                            17,631.00
                                                                        11,168.00                            19,132.00

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not open to direct investment.

 TOP 10 STOCKS AS OF JUNE 30, 1999

                                         % of Portfolio
 1.  Sony Corp                                2.05
 2.  Mannesmann AG                            1.74
 3.  Bouygues                                 1.72
 4.  Nippon Broadcasting System               1.57
 5.  Prudential Corp PLC                      1.45
 6.  Smartone Telecommunications              1.43
 7.  Advantest Corp                           1.39
 8.  Cable and Wireless Comms PLC             1.33
 9.  Class Editori SPA                        1.31
10.  Mobilcom AG                              1.28

 TOP 5 COUNTRIES AS OF JUNE 30, 1999

                                         % of Portfolio
 1.  Japan                                   28.11
 2.  United Kingdom                          13.83
 3.  France                                  12.56
 4.  Germany                                  7.72
 5.  Canada                                   6.38

The risk associated with investing on a worldwide basis include differences in regulation of financial data and reporting and currency exchanges as well as economic and political systems which may be different from those in the United States. The prices of small company stocks are generally more volatile than the prices of large company stocks.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
GLOBAL CONTRARIAN PORTFOLIO

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 1999

                                                     MARKET
 SHARES             FOREIGN COMMON STOCK             VALUE
-------------------------------------------------------------
           JAPAN (28.1%)
     400   Advantest Corp. (12)..................  $   43,936
     500   Aiwa Co. Ltd. (11)....................      16,517
     600   Asatsu Inc. (29)......................      15,857
   1,300   Capcom Co. Ltd. (9)...................      27,539
   1,000   Ebara Corp. (21)......................      11,884
     500   Enix Corp. (9)........................      21,803
   1,100   Fujitec Co. Ltd. (4)..................      10,420
   1,000   Fujitsu Ltd. (9)......................      20,110
   4,000   Furukawa Electric Co. (11)............      18,334
   2,000   Hitachi Ltd. (11).....................      18,747
   2,000   Inax Corp. (4)........................      12,206
     700   Kao Corp. (10)........................      19,656
     100   Keyence Corp. (12)....................      17,492
   1,000   Kyorin Pharmaceutical Co. (24)........      24,859
     600   Matsushita-Kotobuki Electronics
            (12).................................      16,947
     500   Mycal Card Inc. (15)..................      22,711
     700   Namco Ltd. (14).......................      18,788
   2,000   Nec Corp. (12)........................      24,859
   3,000   Nikko Securities Co. Ltd. (15)........      19,350
   1,000   Nikon Corp. (12)......................      16,352
   2,000   Nippon Conlux Co. Ltd. (11)...........      10,753
   1,000   Nippon Broadcasting System (23).......      49,552
   1,000   Olympus Optical Co. Ltd. (12).........      14,775
     300   Paris Miki Inc. (23)..................      16,352
   1,000   Paltek Corp. (34).....................      39,311
     100   Rohm Co Ltd. (12).....................      15,650
   5,000   Sanyo Electric Co. Ltd. (11)..........      20,316
   1,500   Sharp Corp. (12)......................      17,715
     300   Shimamura Co. Ltd. (28)...............      25,395
     700   Shimachu (28).........................      15,493
   1,500   Shinkawa Ltd. (12)....................      32,457
     100   Softbank Corp. (34)...................      20,242
     600   Sony Corp. (12).......................      64,665
     800   Square Co. Ltd. (12)..................      28,806
   2,000   Sumitomo Forestry Co. Ltd. (4)........      15,559
     500   Takeda Chemical Industries (24).......      23,166
   1,000   Taiyo Yuden Co. Ltd. (12).............      16,402
     300   Union Tool (12).......................      22,298
   7,000   *Wako Securities Co. Ltd. (15)........      15,493
                                                   ----------
                                                      862,767
                                                   ----------
           UNITED KINGDOM (13.8%)
   1,500   *Allied Domecq plc (16)...............      14,495
     550   *Arm Holdings plc ADR (29)............      19,181
   1,583   *Baltimore Tech. Zergo Hldgs (9)......      17,967
     500   Barclays (3)..........................      14,574
   1,100   British Telecom plc (8)...............      18,381
   4,349   *Cable & Wireless Communications
            (8)..................................      41,957
     610   *Colt Telecom Group plc (8)...........      12,809
     450   *Eidos plc (9)........................      14,791
  10,800   Electronics Boutique plc (12).........      15,706
   1,217   *Energis plc (8)......................      28,911
   1,900   *Future Network plc (23)..............      12,655
     986   *Icon plc ADR (29)....................      19,350
     775   Logica plc (29).......................       8,124
     686   *National Westminister Bank (3).......      14,534

                                                     MARKET
 SHARES             FOREIGN COMMON STOCK             VALUE
-------------------------------------------------------------
           UNITED KINGDOM, CONTINUED
   3,100   Prudential Corp. plc (20).............  $   45,887
   2,200   *Reuters Group plc (23)...............      28,976
      50   *Sage Group plc (9)...................       1,777
   3,000   Securicor plc (29)....................      26,342
   1,040   *Sema Group plc (29)..................      10,025
   1,400   *Shire Pharmaceuticals Group (24).....      11,642
   1,200   Smithkline Beecham plc (24)...........      15,578
   3,882   *Telewest Communications plc (8)......      17,318
   1,400   *W.H. Smith Group plc (22)............      13,451
                                                   ----------
                                                      424,431
                                                   ----------
           FRANCE (12.6%)
     125   Alcatel (11)..........................      17,582
     205   Bouygues (4)..........................      54,141
   1,375   *Bull Sa (9)..........................      11,817
     150   *Club Mediterrance (14)...............      15,905
     235   Dexia France (3)......................      31,432
      60   Essolor Intl. (24)....................      18,740
  19,600   *Eurotunnel Sa Esa Units (32).........      28,881
     216   *Infogrames Entertainment (14)........      13,911
      60   Labinal (11)..........................      15,877
     150   M-6 Metropole Television (23).........      31,516
     200   Pernod Ricard (16)....................      13,396
     950   *Remy Cointreau (16)..................      18,414
     108   Societe Du Louvre (14)................       7,896
      90   Television Francaise (23).............      20,959
   1,050   Thomson CSF (1).......................      36,462
     600   Vivendi Ex Gen Des Fuax (29)..........      48,565
                                                   ----------
                                                      385,494
                                                   ----------
           GERMANY (7.7%)
     350   Bayer AG (7)..........................      14,553
     190   *Consors Discount Broker (15).........      14,488
      60   *Intershop Communications AG (9)......      14,406
     256   *Kinowelt Medien AG (23)..............      19,125
     367   Mannesmann AG (8).....................      54,835
      50   *Medion AG (34).......................      14,323
     440   Mobilcom AG (8).......................      40,352
     288   Ser Systeme AG (12)...................      16,767
     400   Siemens AG (22).......................      30,831
     500   *Telegate AG (8)......................      17,105
                                                   ----------
                                                      236,785
                                                   ----------
           CANADA (6.4%)
     400   *Celestcia Inc. (12)..................      17,325
     400   Four Seasons Hotels Inc. (19).........      17,495
   4,000   *Intl Forest Producers CL A (17)......      15,237
      92   *JDS Uniphase (8).....................      15,218
     800   Molson Cos. Ltd. CL A (16)............      14,530
   2,400   Nexfor Inc. (17)......................      14,856
     395   Nortel Networks Corp. (11)............      33,855
     400   Teleglobe Inc. (8)....................      11,850
   2,069   *Telesystem Intl. Wireless Inc. (8)...      37,648
     371   *TLC The Laser Center (24)............      17,665
                                                   ----------
                                                      195,679
                                                   ----------

                                                                     (continued)

ONE FUND, INC.
GLOBAL CONTRARIAN PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 1999

                                                     MARKET
 SHARES             FOREIGN COMMON STOCK             VALUE
-------------------------------------------------------------
           NETHERLANDS (3.4%)
     250   *ASM Lithography ADR (12).............  $   14,844
     439   Benckiser NV B Shares (10)............      23,410
     356   *Equant NV Reg Shares (29)............      33,509
   1,250   TNT Post Group NV (32)................      29,819
      23   United Pan-Europe Com-Sp ADR (8)......       1,271
                                                   ----------
                                                      102,853
                                                   ----------
           HONG KONG (2.3%)
   4,000   *Pacific Century Ins. (20)............       3,238
   4,000   Midland Realty Holdings Ltd. (27).....         577
  12,700   Smartone Telecommunications (8).......      45,178
  16,000   Wheelock & Co. (27)...................      21,962
                                                   ----------
                                                       70,955
                                                   ----------
           AUSTRALIA (2.2%)
   2,400   Aust & NZ Banking Group Ltd. (3)......      17,617
  14,555   *Cable & Wireless Opus (8)............      33,083
   2,689   Publishing Broadcasting (23)..........      17,714
                                                   ----------
                                                       68,414
                                                   ----------
           ITALY (2.2%)
   5,161   Class Editori Spa (23)................      41,216
     700   Luxottica Group Spa Spon ADR (24).....      10,894
     650   Pininfarina Spa (2)...................      14,534
                                                   ----------
                                                       66,644
                                                   ----------
           GREECE (2.2%)
     500   *Bank of Piraeus (3)..................      14,431
     315   Commercial Bank Of Greece (3).........      22,504
       1   EFG Eurobank (3)......................          11
     600   Lambrakis Media Group (23)............      15,195
     800   Teletypos SA (8)......................      14,209
                                                   ----------
                                                       66,350
                                                   ----------
           SWEDEN (2.0%)
   1,735   *Modern Times Group B Shares (23).....      37,703
   8,963   Societe Europeene Comm B (8)..........      24,809
                                                   ----------
                                                       62,512
                                                   ----------
           SINGAPORE & MALAYSIAN (2.0%)
  10,000   Clipsal Inc. Ltd. (12)................      15,500
   4,000   Fraser & Neave Ltd. (16)..............      17,737
  12,500   Kim Eng Holding (15)..................      11,673
   1,000   Singapore Press Holding (23)..........      17,032
                                                   ----------
                                                       61,942
                                                   ----------
           SWITZERLAND (1.9%)
      61   Publicigroupe SA (23).................      33,322
      40   The Swath Group AG-Reg (28)...........       5,707
      35   Zurich Allied AG (20).................      19,884
                                                   ----------
                                                       58,913
                                                   ----------
           BRAZIL (1.7%)
     750   Telesp Cellular Part ADR (8)..........      20,063
   1,100   Tele Norte Leste Participacoes (8)....      20,419
   3,700   Usinas Sider Minas Gerais (25)........      12,557
                                                   ----------
                                                       53,039
                                                   ----------

                                                     MARKET
 SHARES             FOREIGN COMMON STOCK             VALUE
-------------------------------------------------------------
           THAILAND (1.4%)
   2,600   Bec World Public Co. Ltd. (23)........  $   16,056
   4,200   *Hana Microelectronics (12)...........      12,514
   7,800   *Thai Airways Intl Ltd. (32)..........      14,683
                                                   ----------
                                                       43,253
                                                   ----------
           INDONESIA (1.1%)
   7,500   PT Indosat (8)........................      14,453
   9,000   PT Semen Gresik (4)...................      19,708
                                                   ----------
                                                       34,161
                                                   ----------
           LUXEMBOURG (1.1%)
     223   Societe Europeene Satel ADR (23)......      32,343
                                                   ----------
           FINLAND (0.9%)
   2,700   Merita plc (3)........................      15,330
     400   Nokian Renkaat OYJ (2)................      12,365
                                                   ----------
                                                       27,695
                                                   ----------
           MEXICO (0.6%)
     400   *Groupo Televisa SA Spons GDR (23)....      17,925
                                                   ----------
           DENMARK (0.3%)
     100   Falck A/S (29)........................       8,175
                                                   ----------
           IRELAND (0.0%)
      50   *Ryanair Holdings plc SP ADR (32).....       2,650
                                                   ----------
           NORWAY (0.0%)
     163   Schibsted (23)........................       1,833
                                                   ----------
           TOTAL FOREIGN COMMON STOCK (93.9%)
            (COST $2,731,860)....................  $2,884,813
                                                   ----------

                                                     MARKET
 SHARES              U.S. COMMON STOCK               VALUE
-------------------------------------------------------------
           COMMUNICATIONS (1.6%)
     440   *Global Telesystems Group Inc.........  $   35,640
     161   *NTL Inc. Holdings Co.................      13,876
                                                   ----------
           TOTAL U.S. COMMON STOCK (1.6%) (COST
            $39,366).............................  $   49,516
                                                   ----------
           TOTAL COMMON STOCK (95.5%) (COST
            $2,771,226)..........................  $2,934,329
                                                   ----------

                                                     MARKET
 SHARES           FOREIGN PREFERRED STOCK            VALUE
-------------------------------------------------------------
           AUSTRALIA (1.1%)
  22,079   Village Roadshow Ltd. (14)............  $   32,970

           GERMANY (0.7%)
      30   Wella AG (10).........................      21,330
                                                   ----------
           TOTAL FOREIGN PREFERRED STOCK (1.8%)
            (COST $53,970).......................  $   54,300
                                                   ----------

           TOTAL HOLDINGS (97.3%)
           (Cost $2,828,086)(a).                   $2,988,629
                                                   ----------
           CASH & RECEIVABLES, NET OF LIABILITIES
            (2.7%)...............................      80,472
                                                   ----------
           TOTAL NET ASSETS (100.0%).............  $3,069,101
                                                   ==========

                                                                     (continued)

ONE FUND, INC.
GLOBAL CONTRARIAN PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 1999

---------------

 (a) Also represents cost for Federal income tax purposes.
  * Non-income producing securities.
INDUSTRY CLASSIFICATIONS

 (1) Aerospace
 (2) Automotive
 (3) Banking
 (4) Building/Construction
 (5) Capital Goods
 (6) Cement
 (7) Chemicals
 (8) Communications
 (9) Computer Products
(10) Consumer Products
(11) Electrical Products
(12) Electronics
(13) Energy and Oil
(14) Entertainment & Leisure
(15) Finance
(16) Food & Beverage
(17) Forest & Paper Products
(18) Governmental
(19) Hotels
(20) Insurance
(21) Machinery
(22) Manufacturing
(23) Media & Publishing
(24) Medical & Health Care
(25) Metal & Mining
(26) Packaging
(27) Real Estate
(28) Retailing
(29) Services
(30) Steel
(31) Textile
(32) Transportation
(33) Utilities
(34) Wholesale
(35) Miscellaneous

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
GLOBAL CONTRARIAN PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                                   June 30, 1999

Assets:
  Investments in securities at market value
    (note 1) (Cost $2,825,016)...............  $ 2,988,629
  Unrealized gain on forward currency
    contracts (note 5).......................        7,427
  Receivable for securities sold.............      218,319
  Dividends & accrued interest receivable....       12,476
  Other......................................       25,075
                                               -----------
    Total assets.............................    3,251,926
                                               -----------
Liabilities:
  Accounts payable...........................       72,439
  Payable for securities purchased...........       64,172
  Payable for fund shares redeemed...........       18,480
  Unrealized loss on forward currency
    contracts (note 5).......................       11,286
  Accrued 12b-1 fees (note 6)................        2,003
  Other accrued expenses.....................       14,445
                                               -----------
    Total liabilities........................      182,825
                                               -----------
Net assets at market value...................  $ 3,069,101
                                               ===========
Net assets consist of:
  Par value, $.001 per share.................  $       390
  Paid-in capital in excess of par value.....    3,967,440
  Accumulated undistributed net realized loss
    on investments (note 1)..................   (1,008,433)
  Net unrealized appreciation (depreciation)
    on:
    Investments (note 1).....................      163,613
    Foreign currency related transactions....         (644)
    Forward currency contracts (note 5)......       (3,859)
  Undistributed net investment loss..........      (49,406)
                                               -----------
Net assets at market value...................  $ 3,069,101
                                               ===========
Shares outstanding...........................      389,704
Net asset value per share....................  $      7.88
                                               ===========
Maximum offering price per share
  ($7.88/95%)................................  $      8.29
                                               ===========

 STATEMENT OF OPERATIONS

                                                    For Year Ended June 30, 1999

Investment income:
  Interest....................................  $  35,901
  Dividends
    (net of $4,264 foreign taxes withheld)....     83,137
                                                ---------
    Total investment income...................    119,038
                                                ---------
Expenses:
  Management fees (note 3)....................     34,827
  12b-1 fees (note 6).........................      9,674
  Custodian fees (note 3).....................     48,400
  Directors' fees (note 3)....................        800
  Professional fees...........................      2,926
  Transfer agent & accounting fees............     26,001
  Filing fees.................................      5,750
  Printing, proxy and postage fees............      1,351
  Organizational expense (note 1).............        522
  Other.......................................        120
                                                ---------
    Total expenses............................    130,371
                                                ---------
    Less expenses voluntarily reduced or
      reimbursed (note 3).....................    (47,996)
                                                ---------
    Net expenses..............................     82,375
                                                ---------
    Net investment income.....................  $  36,663
                                                ---------
Realized & unrealized gain (loss) on
  investments & foreign currency:
  Net realized loss from:
    Investments...............................  $(857,799)
    Forward currency related transactions.....    (62,568)
  Net increase (decrease) in unrealized
    appreciation (depreciation) on:
      Investments.............................    372,451
      Foreign currency related transactions...    (32,815)
                                                ---------
      Net loss on investments.................   (580,731)
                                                ---------
      Net decrease in net assets from
         operations...........................  $(544,068)
                                                =========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
GLOBAL CONTRARIAN PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED       YEAR ENDED
                                                                JUNE 30, 1999    JUNE 30, 1998
                                                                -------------    -------------
From operations:
  Net investment income.....................................     $    36,663      $    76,677
  Realized gain (loss) on investments and foreign currency
    related transactions....................................        (920,367)         725,189
  Unrealized gain (loss) on investments and foreign currency
    related transactions....................................         339,636         (820,703)
                                                                 -----------      -----------
      Net decrease in assets from operations................        (544,068)         (18,837)
                                                                 -----------      -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................         (26,610)         (70,667)
  Capital gains and foreign currency related transactions
    distributions...........................................        (685,933)        (405,742)
                                                                 -----------      -----------
      Total dividends and distributions.....................        (712,543)        (476,409)
                                                                 -----------      -----------
From capital share transactions (note 4):
  Received from shares sold.................................         158,234          509,252
  Received from dividends reinvested........................         242,528          211,749
  Paid for shares redeemed..................................      (1,137,132)      (1,459,507)
                                                                 -----------      -----------
      Decrease in net assets derived from capital share
       transactions.........................................        (736,370)        (738,506)
                                                                 -----------      -----------
         Decrease in net assets.............................      (1,992,981)      (1,233,752)
                                                                 -----------      -----------
Net Assets:
  Beginning of period.......................................       5,062,082        6,295,834
                                                                 -----------      -----------
  End of period.............................................     $ 3,069,101      $ 5,062,082
                                                                 ===========      ===========
  Includes undistributed net investment income of...........     $         0      $     3,108
                                                                 ===========      ===========

 FINANCIAL HIGHLIGHTS

                                                                        YEARS ENDED JUNE 30,               11-1-94
                                                              ----------------------------------------       TO
                                                               1999        1998       1997       1996      6-30-95
                                                              -------     ------     ------     ------     -------
Per share data:
Net asset value, beginning of period........................  $ 10.76     $11.79     $11.48     $10.01     $10.00
Income (loss) from investment operations:
  Net investment income.....................................     0.09       0.14       0.20       0.16       0.17
  Net realized & unrealized gain (loss) on investment and
    foreign currency transactions...........................    (1.29)     (0.26)      0.99       1.61       0.13
                                                              -------     ------     ------     ------     ------
    Total income (loss) from investment operations..........    (1.20)     (0.12)      1.19       1.77       0.30
                                                              -------     ------     ------     ------     ------
Less distributions:
  Dividends from net investment income......................    (0.06)     (0.13)     (0.21)     (0.16)     (0.17)
  Distributions from net realized capital gains and foreign
    currency transactions...................................    (1.62)     (0.78)     (0.67)     (0.14)     (0.12)
                                                              -------     ------     ------     ------     ------
    Total distributions.....................................    (1.68)     (0.91)     (0.88)     (0.30)     (0.29)
                                                              -------     ------     ------     ------     ------
Net asset value, end of period..............................  $  7.88     $10.76     $11.79     $11.48     $10.01
                                                              =======     ======     ======     ======     ======
Total return................................................   (11.88)%    (1.05)%    11.11%     17.84%      2.99%(b)
Ratios and supplemental data:
Ratios net of fees reimbursed by advisor (c):
  Expenses..................................................     2.15%      2.13%      2.02%      2.14%      2.05%(a)
  Net investment income.....................................     0.96%      1.28%      1.78%      1.49%      2.85%(a)
Ratios assuming no fees reimbursed by advisor:
  Expenses..................................................     3.40%      2.53%      2.21%      2.14%      2.05%(a)
  Net investment income (loss)..............................    (0.30)%     0.88%      1.59%      1.49%      2.85%(a)
Portfolio turnover rate.....................................      254%        25%         6%        26%         8%
Net assets at end of period (millions)......................  $   3.1     $  5.1     $  6.3     $  5.7     $  3.9

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

(c) The advisor has elected to reimburse certain operating expenses of the Global Contrarian portfolio, but it may cease that waiver, in whole or in part, without prior notice.

   The accompanying notes are an integral part of these financial statements.

CORE GROWTH PORTFOLIO

ONE FUND, INC.

 OBJECTIVE

To provide long-term capital growth. Current income is incidental. Normally at least 90% of the assets of this portfolio will be invested in common stocks. Selection of stocks is not limited with regard to whether stocks are exchange-listed or dividend-paying or whether they are issued by companies of any particular size.

 PERFORMANCE AS OF JUNE 30, 1999

AVERAGE ANNUAL TOTAL RETURNS:

                           Without        With max.
                         sales charge    sales charge
One-year                    14.43%           8.72%
Since inception
  (11/1/96)                  7.52%           5.63%

The above returns reflect the maximum sales charge of 5% for this portfolio. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

 COMMENTS

The One Fund Core Growth Portfolio returned 10.98% for the 2nd quarter, 1999 and 14.43% for the year ending June 30, 1999. This compares with the Russell Mid Cap Growth Index returns of 10.42% and 20.31% respectively for the same periods. Although this calendar year has been strong for the Fund, the July through December period last year was difficult. The market returns of 1998 were very narrow, led by the largest stocks in each major index and the small capitalization stocks held by your Fund lagged in this environment.

The Fund's most heavily weighted sector, at nearly 40%, is technology. This sector has contributed well over half of the Fund's positive performance and there has been broad strength among the holdings. Semiconductors, telecommunication equipment, Internet services and contract manufacturing companies all participated in this rally due to robust expectations for first and second quarter earnings. The portfolio's representation in software is small due to concerns over Year 2000 demand imbalances. The consumer cyclical sector, which comprises mostly retailers, is the next largest contributor to Fund. No one stock drove the overall performance, but again, strength was broad among holdings.

The U.S. economic outlook continues to be positive by most measures. The GDP report for the first quarter of 1999 surprised everyone when it came in at a healthy 4.5%. At 4.3%, unemployment remains near a 30-year low. Despite the continued tight labor market, wage inflation does not appear to be a significant threat, according to the employment cost index. Productivity remains high. After a scare in May, the CPI number release in June was zero. At its June 30th Open Market Committee meeting, the Federal Reserve raised interest rates one-quarter point and adopted "a directive that included no predilection about near-term policy action".

Although large capitalization stocks have surpassed their smaller brethren for the first three quarters of your fiscal year ending June 30th, the second quarter provided an environment where small stocks beat mid-size stocks which beat large caps. Growth stocks, other than having a tough May, have led the market higher this year across all capitalizations.

The business outlook for technology firms can change quickly. We believe that investment managers need to be able to react quickly to, as well as anticipate, the changing landscape of this sector. At no time is this more likely to be true than in 1999, when Year 2000 issues will cause more opportunities and more disappointments than in a typical year. The Fund will continue to be actively managed and repositioned as the evidence unfolds.

We continue to like the long-term prospects of the all-cap growth companies we own. Superior technologies, services, balance sheets, business models and ability to execute are all characteristics commonly found in top quality growth companies that we believe contribute to sustained, above-average growth rates. Many investors have been anxiously waiting for the rebound in small/mid capitalization stocks. We are encouraged with their recent outperformance and there is much evidence to suggest their relative performance will continue to be strong.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                            CORE GROWTH PORTFOLIO (WITH MAX.            RUSSELL 3000 INDEX
                                                           SALES CHARGE)|(COMMENCED OPERATIONS          ------------------
                                                                    NOVEMBER 1, 1995)
                                                           -----------------------------------
                                                                         9,500.00                             10,000.00
'96                                                                      9,390.00                             10,614.00
                                                                         9,360.00                             12,499.00
'97                                                                      8,790.00                             13,978.00
                                                                        10,062.00                             16,076.00
'98                                                                      9,388.00                             17,314.00
                                                                        11,514.00                             19,280.00

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not open to direct investment.

 TOP 10 STOCKS AS OF JUNE 30, 1999

                                         % of Portfolio
 1.  Xilinx Inc                               3.44
 2.  Outdoor Systems Inc                      2.66
 3.  Cisco Systems Inc.                       2.63
 4.  Premier Parks Inc.                       2.60
 5.  Medquist Inc.                            2.34
 6.  Medimmune Inc                            2.32
 7.  Corning Inc                              2.25
 8.  Veritas Software                         2.24
 9.  MCI Worldcom Inc.                        2.22
10.  Lamar Advertising Co                     2.19

 TOP 5 INDUSTRIES AS OF JUNE 30, 1999

                                         % of Portfolio
 1.  Medical and Related                     12.67
 2.  Retail                                  11.36
 3.  Semiconductors                          10.23
 4.  Computer & Related                       9.83
 5.  Electronic Equipment                     7.83

ONE FUND INC.
CORE GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 1999

                                                    MARKET
 SHARES                COMMON STOCK                  VALUE
--------------------------------------------------------------
           ADVERTISING (5.0%)
   2,500   *Lamar Advertising Co. .............  $     102,344
   3,400   *Outdoor Systems Inc. ..............        124,100
                                                 -------------
                                                       226,444
                                                 -------------
           AUTOMOTIVE & RELATED (1.0%)
     800   Harley Davidson, Inc. ..............         43,500
                                                 -------------
           BROADCAST RADIO & TV (4.2%)
     900   *Citadel Communications.............         32,569
     800   Mediaone Group Inc. ................         59,500
   1,500   *Univision..........................         99,000
                                                 -------------
                                                       191,069
                                                 -------------
           COMMUNICATIONS (10.7%)
   1,900   *Amdocs Ltd. .......................         43,225
   2,200   *American Tower Corp. ..............         52,800
     700   *Aware Inc. Mass....................         32,288
   1,400   *Ciena Corp. .......................         42,263
     600   E-Tek Dynamics Inc. ................         28,537
   1,064   *Global Crossing....................         45,287
   1,300   *L-3 Communications.................         62,806
   1,200   *MCI Worldcom Inc. .................        103,500
   1,100   *Metromedia Fiber Network-A.........         39,531
   1,100   *Powerwave Technologies Inc. .......         35,475
                                                 -------------
                                                       485,712
                                                 -------------
           COMPUTER & RELATED (9.8%)
   1,800   *EMC Corp. .........................         99,000
   1,300   *I2 Technologies....................         55,900
   1,100   *Macromedia Inc. ...................         38,775
     900   *New Era of Networks Inc. ..........         39,544
     600   *Sun Microsystems Inc. .............         41,325
     800   *Verisign Inc. .....................         69,000
   1,100   *Veritas Software...................        104,431
                                                 -------------
                                                       447,975
                                                 -------------
           ELECTRICAL EQUIPMENT (7.8%)
   2,300   *Celestica Inc. ....................         99,619
   1,300   *Jabil Circuit Inc. ................         58,662
   1,200   *Sandmina Corp. ....................         91,050
   1,200   *Terayne Inc. ......................         86,100
     400   *Waters Corp. ......................         21,250
                                                 -------------
                                                       356,681
                                                 -------------
           ELECTRONICS/SEMICONDUCTORS (10.2%)
     800   *Conexant Systems Inc. .............         46,450
   1,400   *LSI Logic Corp. ...................         64,575
     800   *PMC - Sierra Inc. .................         47,150
     600   *SDL Inc. ..........................         30,637
   1,200   *Transwitch Corp. ..................         56,850
     500   *Uniphase Corp. ....................         83,000
   2,400   *Xilinx Inc. .......................        137,400
                                                 -------------
                                                       466,062
                                                 -------------

                                                    MARKET
 SHARES                COMMON STOCK                  VALUE
--------------------------------------------------------------
           ENTERTAINMENT & LEISURE (5.5%)
   1,400   Carnival Corp. .....................  $      67,900
   2,500   *Cinar Films Inc. ..................         61,250
   3,300   *Premier Parks......................        121,275
                                                 -------------
                                                       250,425
                                                 -------------
           FINANCIAL SERVICES (1.8%)
     400   Goldman Sachs Group Inc. ...........         28,900
     500   Schwab (Charles) Group..............         54,937
                                                 -------------
                                                        83,837
                                                 -------------
           INTERNET PRODUCTS & SERVICES (3.5%)
   1,100   *Infospace.com Inc. ................         51,700
   1,500   *PSINET Inc. .......................         65,625
     600   *Verio Inc. ........................         41,700
                                                 -------------
                                                       159,025
                                                 -------------
           MACHINERY (1.5%)
     900   *Applied Material...................         66,488
                                                 -------------
           MANUFACTURING (3.2%)
   1,500   Corning Inc. .......................        105,188
     700   Danaher Corp. ......................         40,687
                                                 -------------
                                                       145,875
                                                 -------------
           MEDIA & PUBLISHING (2.0%)
   1,351   *Clear Channel Communications.......         93,183
                                                 -------------
           MEDICAL & RELATED (12.7%)
     700   *Express Scripts Inc. CL A..........         42,131
   1,400   Guidant Corp. ......................         72,013
   1,600   *Medimmune Inc. ....................        108,400
   2,500   *Medquist Inc. .....................        109,375
   1,300   *Minimed Inc. ......................        100,019
   1,200   *Quintilies Transnational...........         50,400
   1,200   *Visx Inc. .........................         95,025
                                                 -------------
                                                       577,363
                                                 -------------
           NETWORK PRODUCTS & SERVICES (6.9%)
     800   *Check Point Software...............         42,900
   1,900   *Cisco Systems......................        122,550
     200   *Emulex Corp. ......................         22,237
   2,500   *Newbridge Networks Corp. ..........         71,875
     700   *Network Solutions Inc. CL A........         55,387
                                                 -------------
                                                       314,949
                                                 -------------
           OIL, ENERGY & NATURAL GAS (1.7%)
   2,300   *BJ Services Co. ...................         67,706
     300   *Hanover Compress...................          9,637
                                                 -------------
                                                        77,343
                                                 -------------
           RETAIL (11.4%)
   1,200   *Duane Reade Inc. ..................         36,750
   1,300   Home Depot Inc. ....................         83,769
   1,300   *Kohls Corp. .......................        100,344
   1,500   *Linens 'N Things Inc. .............         65,625
   2,550   *Staples Inc. ......................         78,891
   1,600   Tandy Corp. ........................         78,200
   2,500   *United Rentals Inc. ...............         73,750
                                                 -------------
                                                       517,329
                                                 -------------

                                                                     (continued)

ONE FUND INC.
CORE GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 1999

                                                    MARKET
 SHARES                COMMON STOCK                  VALUE
--------------------------------------------------------------
           TRANSPORTATION (0.8%)
   2,100   *Motivepower Industries Inc. .......  $      37,275
                                                 -------------
           TOTAL COMMON STOCK (99.7%)
            (COST $3,370,018)..................  $   4,540,535
                                                 -------------

 FACE                                              MARKET
AMOUNT           REPURCHASE AGREEMENTS              VALUE
-------------------------------------------------------------
          FINANCIAL (2.0%)
$92,000   Firstar Bank 3.3% due 07/01/1999
           repurchase price $92,008
           collateralized by GNMA certificates
           pool #837 due 02-20-24 (cost
           $92,000)...........................  $      92,000
                                                -------------
          TOTAL REPURCHASE AGREEMENTS (2.0%)
           (COST $92,000).....................  $      92,000
                                                -------------
          TOTAL HOLDINGS (101.7%)
           (COST $3,462,018) (A)..............  $   4,632,535
                                                -------------
          CASH & RECEIVABLES, NET OF
           LIABILITIES (-1.7%)................        (77,255)
                                                -------------
          TOTAL NET ASSETS (100.0%)...........  $   4,555,280
                                                =============

---------------

 * Non income producing security.
(a) Also represents cost for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
CORE GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                                   June 30, 1999

Assets:
  Investments in securities at market value
    (note 1) (Cost $3,462,018)...............    4,632,535
  Cash in bank...............................          592
  Receivable for securities sold.............       22,649
  Dividends & accrued interest receivable....           99
  Other......................................        1,623
                                               -----------
    Total assets.............................    4,657,498
                                               -----------
Liabilities:
  Payable for securities purchased...........       90,918
  Payable for fund share redeemed............        3,716
  Accrued 12b-1 fees (note 6)................        2,692
  Other accrued expenses.....................        4,892
                                               -----------
    Total liabilities........................      102,218
                                               -----------
Net assets at market value...................  $ 4,555,280
                                               ===========
Net assets consist of:
  Par value, $.001 per share.................  $       376
  Paid-in capital in excess of par value.....    3,419,586
  Accumulated net realized loss on
    investments..............................      (35,199)
  Net unrealized appreciation on
    investments..............................    1,170,517
                                               -----------
Net assets at market value...................  $ 4,555,280
                                               ===========
Shares outstanding...........................      375,578
Net asset value per share....................  $     12.13
                                               ===========
Maximum offering price per share
  ($12.13/95%)...............................  $     12.77
                                               ===========

 STATEMENT OF OPERATIONS

                                                    For Year Ended June 30, 1999

Investment income:
  Interest....................................  $  5,108
  Dividends...................................     2,317
                                                --------
    Total investment income...................     7,425
                                                --------
Expenses:
  Management fees (note 3)....................    40,766
  12b-1 fees (note 6).........................    10,728
  Custodian fees (note 3).....................     4,950
  Directors' fees (note 3)....................       956
  Professional fees...........................     3,328
  Transfer agent & accounting fees............    33,557
  Filing fees.................................     8,839
  Printing, proxy and postage fees............     1,615
  Other.......................................       141
                                                --------
    Total expenses............................   104,880
                                                --------
    Less expenses voluntarily reduced or
      reimbursed (note 3).....................   (19,055)
                                                --------
    Net expenses..............................    85,825
                                                --------
    Net investment loss.......................   (78,400)
                                                --------
Realized & unrealized gain on investments:
  Net realized gain from investments..........   484,943
  Net increase in unrealized appreciation on
    investments...............................   118,174
                                                --------
    Net gain on investments...................   603,117
                                                --------
    Net increase in net assets from
      operations..............................  $524,717
                                                ========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
CORE GROWTH PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                               YEAR ENDED         YEAR ENDED
                                                              JUNE 30, 1999      JUNE 30, 1998
                                                              -------------      -------------
From operations:
  Net investment loss.......................................   $   (78,400)       $   (89,956)
  Realized gain (loss) on investments.......................       484,943           (365,825)
  Unrealized gain on investments............................       118,174            836,872
                                                               -----------        -----------
      Net increase in assets from operations................       524,717            381,091
                                                               -----------        -----------
From capital share transactions (note 4):
  Received from shares sold.................................       692,176            728,721
  Paid for shares redeemed..................................    (1,983,265)        (1,271,044)
                                                               -----------        -----------
      Decrease in net assets derived from capital share
       transactions.........................................    (1,291,089)          (542,323)
                                                               -----------        -----------
         Decrease in net assets.............................      (766,372)          (161,232)
                                                               -----------        -----------
Net Assets:
  Beginning of period.......................................     5,321,652          5,482,884
                                                               -----------        -----------
  End of period.............................................   $ 4,555,280        $ 5,321,652
                                                               ===========        ===========

 FINANCIAL HIGHLIGHTS

                                                                  YEAR ENDED
                                                                   JUNE 30,             11-1-96
                                                              -------------------          TO
                                                               1999         1998        6-30-97
                                                              ------       ------       --------
Per share data:
Net asset value, beginning of period........................  $10.60       $ 9.86        $10.00
Income (loss) from investment operations:
  Net investment loss.......................................   (0.18)       (0.16)        (0.08)
  Net realized & unrealized gain (loss) on investments......    1.71         0.90         (0.06)
                                                              ------       ------        ------
    Total income (loss) from investment operations..........    1.53         0.74         (0.14)
                                                              ------       ------        ------
Net asset value, end of period..............................  $12.13       $10.60        $ 9.86
                                                              ======       ======        ======
Total return................................................   14.43%        7.51%        (1.40)%(b)
Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (c):
  Expenses..................................................    1.98%        2.06%         1.35%(a)
  Net investment loss.......................................   (1.81)%      (1.65)*       (0.87)*(a)
Ratios assuming no fees waived or reimbursed by advisor:
  Expenses..................................................    2.42%        2.12%         1.40%(a)
  Net investment loss.......................................   (2.25)%      (1.70)%       (0.92)%(a)
Portfolio turnover rate.....................................     148%         116%           80%
Net assets at end of period (millions)......................  $  4.6       $  5.3        $  5.5

---------------

(a) Annualized

(b) Calculated on an aggregate basis (not annualized).

(c) The advisor has elected to reimburse certain operating expenses of the Core Growth Portfolio, but it may cease that waiver, in whole or in part, without prior written notice.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.                                                     June 30, 1999
NOTES TO FINANCIAL STATEMENTS

(1) BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

   ONE Fund, Inc. (Fund) is registered under the Investment Company Act of 1940 as amended (the "1940 Act"), as a diversified open-end management investment company. The Fund is a series investment company which consists of nine separate investment portfolios that seek the following investment objectives:

   - Money Market Portfolio -- current income consistent with preservation of capital and liquidity.

   - Tax-Free Income Portfolio -- high current income exempt from federal income taxes.

   - Income Portfolio -- high current income. Preservation of capital is a secondary objective.

   - Income & Growth Portfolio -- moderate income with the potential for increasing income over time. Growth of capital is also a primary objective.

   - Growth Portfolio -- long-term capital growth.

   - Small Cap Portfolio -- maximum capital growth by investing primarily in common stocks of small- and medium-sized companies.

   - International Portfolio -- long-term capital growth by investing primarily in common stocks of foreign companies.

   - Global Contrarian Portfolio -- long-term growth of capital by investing in foreign and domestic securities believed to be under valued or presently out of favor.

   - Core Growth Portfolio -- long-term capital appreciation.

   There are no assurances these objectives will be met.

   The following is a summary of significant accounting policies:

   Investments in the Money Market Portfolio are valued at amortized cost in accordance with Rule 2a-7, which approximates market value. Premiums and discounts are amortized on a straight line basis. For the Money Market, Income, and Tax-Free Income portfolios, all of the undistributed net income is accrued as daily dividends to shareholders of record immediately before each computation of the net asset value of these portfolios. Dividends (representing net investment income) will normally be paid monthly to the shareholders of these three portfolios. Distributions arising from net investment income from the remaining portfolios are declared and paid to shareholders quarterly and are recorded on the ex-dividend date. Accumulated net realized capital gains are distributed to shareholders at least once a year.

   For all but the Money Market portfolio, securities which are traded on U.S. and foreign stock exchanges or in the over-the-counter markets are valued at the last sale price or, if there has been no sale that day, at the last bid reported as of 4:00 p.m. Eastern time on each day the New York Stock Exchange is open for unrestricted trading. Over-the-counter securities are valued at the last bid price at 4:00 p.m. Eastern time. Short-term investments (investments with remaining maturities of 60 days or less) are valued at amortized cost and fixed income securities are valued by using market quotations, or independent pricing services which use prices provided by market makers or estimates of market value obtained from yield data relating to instruments or securities with similar characteristics. All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time of valuation.

   Foreign currency exchange rates are generally determined prior to 4:00 p.m. Eastern time. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the time of valuation, which in the case of the International and Global Contrarian Portfolios, would not be reflected in the computation of the portfolios' net asset values. If events materially affecting the value of such securities or currency exchange rates occurred during such time period, the securities are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

   In connection with purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward foreign currency exchange contracts (forward contracts). A forward contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. Additionally, the Fund may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail

ONE FUND, INC.                                                     June 30, 1999
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   to settle these currency contracts or the related foreign security trades, the Fund could be exposed to foreign currency fluctuations.

   Each portfolio (other than the Money Market Portfolio) may, (a) write call options traded on a registered national securities exchange if such portfolio owns the underlying securities subject to such options, and purchase call options for the purpose of closing out positions it has written, (b) purchase put options on securities owned, and sell such options in order to close its positions in put options, (c) purchase and sell financial futures and options thereon, and (d) purchase and sell financial index options; provided, however, that no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of the portfolio would be hedged by options or futures contracts, and no more than 5% of any portfolio's total assets, at market value, may be used for premiums on open options and initial margin deposits on futures contracts. Options are recorded at market value, and the related realized and unrealized gains and losses are included in the statement of operations. The portfolios making use of options bear the market risk of an unfavorable change in the price of any security underlying the options.

   The Fund may invest in two kinds of financial futures contracts: stock index futures contracts and interest rate futures contracts. Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange. Futures contracts may be based on broad-based stock indexes such as the Standard & Poor's 500 Index or on narrow-based stock indexes. A particular index will be selected according to Ohio National Investments, Inc.'s ("ONI's"), the investment advisor to the Fund, investment strategy for the particular portfolio. The Fund may enter into such contracts to reduce the risk of fluctuation of portfolio securities values or to take advantage of expected market fluctuations.

   Securities transactions are recorded on a trade date basis. Dividend income is recognized on the ex-dividend date (except in the case of the International and Global Contrarian Portfolios in which dividends are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends), and interest income is accrued daily as earned. Net realized gain or loss on investments and foreign exchange transactions are determined using the first-in, first-out method.

   The books and records of all the portfolios are maintained in U.S. dollars. Foreign currency amounts in the International and Global Contrarian Portfolios are translated into U.S. dollars on the following basis: (1) market value of investments, other assets and liabilities -- at exchange rates prevailing at the end of the period. (2) purchases and sales of investments, income and expenses -- at the rates of exchange prevailing on the respective dates of such transaction.

   Although the net assets and the market value of the portfolios are presented at the foreign exchange rates at the end of the period, the portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of changes in the market price of the investments. However, the portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of foreign-currency denominated debt obligations pursuant to federal income tax regulations.

   Foreign investment and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks, including re-evaluation of currency and future adverse political and economic developments, could cause investments and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. government.

   Each portfolio may acquire repurchase agreements from member banks of the Federal Reserve System which ONI deems creditworthy under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain as collateral for the repurchase transaction securities in which the portfolio has a perfected security interest with a value not less than 100% of the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the portfolio under the 1940 Act.

ONE FUND, INC.                                                     June 30, 1999
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily due to wash sales and net operating losses. The character of distributions made during the period from net investment income or net realized gains, if any, may differ from their ultimate characterization for federal income tax purposes. On the statement of assets and liabilities, as a result of permanent book-to-tax differences, the following reclassification was made in the Core Growth Portfolio: accumulated net investment loss has been decreased by $207,185 resulting in a reclassification adjustment to decrease Paid-in capital in excess of par value by $207,185. On the statement of assets and liabilities, as a result of temporary book-to-tax differences, accumulated undistributed net realized loss on investments was decreased by $29,490 and $16,294 resulting in a reclassification adjustment to Paid-in capital in excess of par of $29,409 and $16,294 for the International and Global Contrarian Portfolios, respectively. These reclassifications had no effect on net assets or net asset values per share.

   For federal income tax purposes, the Small Cap, International and Global Contrarian Portfolios had net capital losses of $804,516, $1,442,884, and $857,799 respectively at June 30, 1999. In addition, the Tax-Free Income, Income and Core Growth Portfolios also had capital loss carryovers at June 30, 1999. If not offset by subsequent capital gains, $7,298 and $35,681 will expire June 30, 2004 in the Tax-Free Income and Income Portfolios, respectively, $4,042 will expire June 30, 2005 in the Tax-Free Portfolio, $100,005 and $35,199 will expire June 30, 2006 in the Tax-Free Income and Core Growth Portfolios, respectively, $804,516, $1,442,884 and $857,799 will expire June 30, 2007 in the Small Cap, International, and Global Contrarian Portfolios, respectively. The Board of Directors does not intend to authorize a distribution of any net realized gain for the portfolios until the capital loss carryovers have been offset or expire.

   It is the policy of the Fund to distribute to its shareholders substantially all of its taxable income, thus gaining relief from federal income taxes under provisions of current tax regulations applicable to investment companies of this type. Accordingly, no provision for federal income taxes has been made.

   Expenses directly attributable to a portfolio are charged to that portfolio. Expenses not directly attributable to a portfolio are allocated on the basis of relative net assets.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

   The gross unrealized appreciation and depreciation on investments in each portfolio as of June 30, 1999 were as follows:

                                                                         PORTFOLIO
                              -----------------------------------------------------------------------------------------------
                              TAX-FREE              INCOME &                 SMALL                       GLOBAL       CORE
                               INCOME     INCOME     GROWTH      GROWTH       CAP      INTERNATIONAL   CONTRARIAN    GROWTH
                              --------   --------   ---------   ---------   --------   -------------   ----------   ---------
Gross unrealized:
  Appreciation..............  584,400     109,054   4,171,173   4,488,284    666,546      574,880        270,993    1,222,426
  Depreciation..............  (25,318)   (108,661)   (198,511)   (257,104)  (153,045)    (268,734)      (107,380)     (51,908)
Net unrealized:
  Appreciation..............  559,082         393   3,972,662   4,231,180    513,500      306,146        163,613    1,170,517
  Depreciation..............        0           0           0           0          0            0              0            0

   The Money Market, Income, Income & Growth, and Growth Portfolios were organized on May 12, 1992 with the commencement of operations on August 18, 1992. The International Portfolio was organized on March 18, 1993 with commencement of operations on April 30, 1993. The Small Cap, Tax-Free Income and Global Contrarian Portfolios were organized on September 15, 1994 with the commencement of operations on November 1, 1994. The Core Growth Portfolio was organized on August 22, 1996 with the commencement of operations on November 1, 1996. Organizational expenses of approximately $68,000 were incurred with the start up of the original four portfolios, $11,590 with the start up of the International Portfolio and $7,813 with the Small Cap, Tax-Free, and Global Contrarian Portfolios. Such expenses will be charged against operations on a straight line basis over a period of 60 months from the commencement of operations of the respective portfolios. The Fund's sponsoring entity, Ohio National Life Insurance Company (ONLIC), has agreed that it shall continue to hold the initial shares purchased by it for at least as long as unamortized deferred organizational expenses continue to be carried as an asset of the Fund. The initial shares purchased were 25,000 shares of the Money Market Portfolio, 2,500 shares each of the Income, Income & Growth, and Growth Portfolios and 100 shares each of the International, Small Cap, Tax-Free Income, Global Contrarian and Core

ONE FUND, INC.                                                     June 30, 1999
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   Growth Portfolios. ONLIC and its affiliates have also purchased additional shares of each portfolio and as of June 30, 1999 the additional shares owned were as follows: 8,875,316 shares of the Money Market Portfolio, 553,940 shares of the Tax-Free Income Portfolio, 508,244 shares of the Income Portfolio, 345,432 shares of the Income & Growth Portfolio, 265,163 shares of the Growth Portfolio, 217,056 shares of the Small Cap Portfolio, 273,068 shares of the Global Contrarian Portfolio, and 258,377 shares of the Core Growth Portfolio.

(2) INVESTMENT TRANSACTIONS

   Purchases and sales of investment securities (excluding short-term securities) from July 1, 1998 to June 30, 1999 were as follows:

                                                                        PORTFOLIO
                             -----------------------------------------------------------------------------------------------
                             TAX-FREE             INCOME &                  SMALL                       GLOBAL       CORE
                              INCOME    INCOME     GROWTH      GROWTH        CAP      INTERNATIONAL   CONTRARIAN    GROWTH
                             --------   -------   ---------   ---------   ---------   -------------   ----------   ---------
Stocks & Bonds:
  Purchases................  489,412    250,000   6,292,070   5,752,819   1,848,218    21,225,783      9,120,563   6,229,699
  Sales....................       --    304,242   8,150,841   8,772,679   3,265,044    29,690,582     11,703,676   7,517,755
U.S. Govt. Obligations:
  Purchases................       --         --          --          --          --            --             --          --
  Sales....................       --    104,173          --          --          --            --             --          --

(3) INVESTMENT ADVISORY AGREEMENT, SUB-ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATED PERSONS

   The Fund has an investment advisory agreement with Ohio National Investments, Inc. ("ONI"), a wholly owned subsidiary of ONLIC, under the terms of which ONI provides portfolio management and investment advice to the Fund and administers its other affairs, subject to the supervision of the Fund's Board of Directors. Prior to May 1, 1996, O.N. Investment Management Company served as the Fund's investment advisor. As compensation for its services, the Fund pays ONI a fee based on the average daily net asset value of each portfolio's assets.

   For assets held in the Money Market, Tax-Free Income, Income, Income & Growth, Growth, and Small Cap Portfolios, the fees are as follows:

                                                                                 PORTFOLIO
                                                           ------------------------------------------------------
                                                           MONEY    TAX-FREE            INCOME &            SMALL
                                                           MARKET    INCOME    INCOME    GROWTH    GROWTH    CAP
                                                           ------   --------   ------   --------   ------   -----
First $100 mil...........................................   0.30%     0.60%     0.50%     0.50%     0.50%   0.65%
Next $150 mil............................................   0.25%     0.50%     0.40%     0.40%     0.40%   0.55%
Over $250 mil............................................   0.20%     0.40%     0.30%     0.30%     0.30%   0.45%

   For the International and Global Contrarian Portfolios, ONI is paid a fee at an annual rate of 0.90% of each Portfolios' average daily net asset values. After January 1,1999, the advisor began waiving any fees in excess of 0.85% in the International Portfolio. ONI pays Federated Investment Counseling ("FIC") fees at an annual rate of (i) 0.40% of the first $200 million and 0.35% of average net assets in excess of $200 million of International Portfolio and (ii) 0.75% of the first $100 million and 0.65% of the average daily net assets in excess of $100 million of the Global Contrarian Portfolio pursuant to a sub-advisory agreement between ONI and FIC dated January 1, 1999. For the Core Growth Portfolio, ONI is paid a fee at an annual rate of 0.95% of the portfolio's average daily net asset value. ONI then pays Pilgrim Baxter & Associates (PBA) a fee at an annual rate of 0.65% of the average daily net asset value of the first $50 million of Portfolio assets, 0.60% of the next $100 million and 0.50% of portfolio assets in excess of $150 million for directing the investment and reinvestment of the portfolio's assets pursuant to a sub-advisory agreement between ONI and PBA dated November 1, 1996.

   ONI is presently waiving management fees equal to 0.15% of average net assets for certain portfolios. Management fees waived by ONI for the year ended June 30, 1999 were $25,149, $10,766, $9,973, $20,784, $17,042 and $6,482 for the
   Money Market, Tax-Free Income, Income, Income & Growth, Growth and Small Cap Portfolios, respectively. Under the agreement between the Fund and ONI, ONI has agreed to reimburse the portfolios for expenses, other than advisory fees, 12b-1 fees,

ONE FUND, INC.                                                     June 30, 1999
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   taxes and interest, in excess of 1% of their average daily net assets. For the year ended June 30, 1999, the reimbursement was $7,778, $19,055, $43,677, and $47,996 for the Small Cap, Core Growth, International, and Global Contrarian Portfolios respectively.

   Each director who is not an officer of the Fund or an employee of ONI or its corporate affiliates is paid a quarterly retainer fee of $850 plus $200 for each meeting attended.

   The Fund's transfer agent and dividend paying agent is American Data Services, Inc., The Hauppauge Corporate Center, 150 Motor Parkway, Suite 109, Hauppauge, New York. The Fund's custodian for those portfolios other than the International and Global Contrarian Portfolios is Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio. The custodian for the International and Global Contrarian Portfolios is Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri. For assets held outside the United States, Star Bank and Investors Fiduciary Trust Company enter into subcustodial agreements, subject to approval by the Board of Directors.

   Certain directors and officers of the Fund are also directors and officers of ONI and ONLIC.

(4) CAPITAL SHARE TRANSACTIONS

   Capital share transactions for the years ended June 30, 1999 and 1998 were as follows:

                                                            MONEY MARKET             TAX-FREE INCOME               INCOME
                                                       -----------------------   -----------------------   -----------------------
                                                       YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                        6-30-99      6-30-98      6-30-99      6-30-98      6-30-99      6-30-98
                                                       ----------   ----------   ----------   ----------   ----------   ----------
Capital shares issued on sales.......................  21,575,304   21,996,755     26,786       40,258       32,840       76,483
Capital shares issued on reinvested dividends........     485,752      455,744      3,288        2,820        6,655        7,995
Capital shares redeemed..............................  21,656,382   20,456,024     35,646       20,443       75,391       70,795

                                                           INCOME & GROWTH               GROWTH                   SMALL CAP
                                                       -----------------------   -----------------------   -----------------------
                                                       YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                        6-30-99      6-30-98      6-30-99      6-30-98      6-30-99      6-30-98
                                                       ----------   ----------   ----------   ----------   ----------   ----------
Capital shares issued on sales.......................     118,333      216,315     84,824      106,470       41,741       90,612
Capital shares issued on reinvested dividends........      38,380       39,848     37,590       35,559       12,745       21,133
Capital shares redeemed..............................     312,346      123,916    246,309      138,800      135,052       65,628

                                                            INTERNATIONAL           GLOBAL CONTRARIAN            CORE GROWTH
                                                       -----------------------   -----------------------   -----------------------
                                                       YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                        6-30-99      6-30-98      6-30-99      6-30-98      6-30-99      6-30-98
                                                       ----------   ----------   ----------   ----------   ----------   ----------
Capital shares issued on sales.......................      47,020      202,687     17,121       43,691       78,273       74,120
Capital shares issued on reinvested dividends........      23,927      178,279     29,126       19,016            0            0
Capital shares redeemed..............................     561,187      504,238    127,028      126,384      204,796      127,889

   Sales charges imposed on capital shares sold by Ohio National Equities, Inc.
   (ONEQ), the Fund's principal underwriter, a wholly-owned subsidiary of ONLIC, for the year ended June 30, 1999 were approximately $6,016, $5,203, $36,716, $33,354, $9,750, $13,487, $3,864 and $11,103 for the Tax-Free Income, Income,
   Income & Growth, Growth, Small Cap, International, Global Contrarian and Core Growth Portfolios, respectively.

   The Fund is authorized to issue 10 billion of its capital shares. The Money Market Portfolio has been allocated 200 million shares and the other eight portfolios have been allocated 100 million shares each. The remaining shares have not been allocated.

(5) COMMITMENTS

   The International and Global Contrarian Portfolios enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions. The objective of the Fund's

ONE FUND, INC.                                                     June 30, 1999
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates.

   As of June 30, 1999, the International and Global Contrarian Portfolios had entered into forward currency contracts, as set forth below summarized by currency:

                            INTERNATIONAL PORTFOLIO

  SETTLEMENT     CURRENCY TO BE DELIVERED       U.S. $       CURRENCY TO BE RECEIVED       U.S. $          UNREALIZED
    DATES      ----------------------------    VALUE AT    ---------------------------    VALUE AT    --------------------
   THROUGH        AMOUNT          TYPE         06/30/99      AMOUNT          TYPE         06/30/99      GAIN       LOSS
  ----------   ------------   -------------   ----------   -----------   -------------   ----------   --------   ---------
  07/15/99          360,000   Australian $       237,618       225,475    U.S. Dollar       225,475         --   $ (12,143)
  07/15/99          228,780    U.S. Dollar       228,780       360,000   Australian $       237,618   $  8,838          --
  07/22/99          296,000    Swiss Franc       190,654       222,556    U.S. Dollar       222,556     31,902          --
  07/22/99          218,289    U.S. Dollar       218,289       296,000    Swiss Franc       190,654         --     (27,635)
  07/01/99        5,646,000   French Franc       886,934     1,023,198    U.S. Dollar     1,023,197    136,263
  07/01/99        1,005,530    U.S. Dollar     1,005,530     5,646,000   French Franc       886,934         --    (118,596)
  07/29/99      124,916,000   Japanese Yen     1,035,144     1,099,613    U.S. Dollar     1,099,613     64,469          --
  07/29/99        1,125,369    U.S. Dollar     1,125,369   124,916,000   Japanese Yen     1,035,144         --     (90,225)
  10/05/01          388,000   New Zealand $      205,077       186,046    U.S. Dollar       186,046         --     (19,031)
  10/05/01          206,455    U.S. Dollar       206,455       388,000   New Zealand $      205,078         --      (1,377)
                                              ----------                                 ----------   --------   ---------
                                              $5,339,850                                 $5,312,315   $241,472   $(269,007)
                                              ==========                                 ==========   ========   =========

                          GLOBAL CONTRARIAN PORTFOLIO

  SETTLEMENT     CURRENCY TO BE DELIVERED       U.S. $       CURRENCY TO BE RECEIVED       U.S. $          UNREALIZED
    DATES      ----------------------------    VALUE AT    ---------------------------    VALUE AT    --------------------
   THROUGH        AMOUNT          TYPE         06/30/99      AMOUNT          TYPE         06/30/99      GAIN       LOSS
  ----------   ------------   -------------   ----------   -----------   -------------   ----------   --------   ---------
  07/29/99        3,684,000   Japanese Yen        30,528        32,430    U.S. Dollar        32,430   $  1,902          --
  07/29/99           33,189    U.S. Dollar        33,189     3,684,000   Japanese Yen        30,528         --   $  (2,661)
  11/13/99       11,720,000   Japanese Yen       104,285       109,810    U.S. Dollar       109,810      5,525          --
  11/13/99          112,909    U.S. Dollar       112,909    11,720,000   Japanese Yen       104,284         --      (8,625)
                                              ----------                                 ----------   --------   ---------
                                              $  280,911                                 $  277,052   $  7,427   $ (11,286)
                                              ==========                                 ==========   ========   =========

(6) DISTRIBUTION PLAN

   The Fund has a distribution agreement (12b-1 Plan) with ONEQ under the terms of which the Fund pays a fee for shareholder service and sales of Fund shares based on the average daily net assets of the portfolio. For those assets not in the Money Market Portfolio, the fee is at an annual rate of 0.25% of average net assets and can increase to 0.30% for sales representatives who service $5 million or more of Fund shares. The fee for the Money Market Portfolio is 0.15% of average net assets and can increase to a maximum of 0.17% for the aforementioned servicing level.

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

                          INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Directors of
ONE Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of ONE Fund, Inc. (comprised of Money Market, Tax-Free Income, Income, Income & Growth, Growth, Small Cap, International, Global Contrarian and Core Growth Portfolios, collectively the Portfolios) including the schedules of investments, as of June 30, 1999, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of June 30, 1999, by confirmation with the custodian and brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned portfolios comprising the ONE Fund, Inc. at June 30, 1999, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

KPMG LLP

Columbus, Ohio
July 30, 1999

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